UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


        Filed by the Registrant  [X]
        Filed by a Party other than the Registrant  [_]

        Check the appropriate box:

        [_] Preliminary Proxy Statement

        [_]  Confidential,  For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

        [X] Definitive Proxy Statement

        [_] Definitive Additional Materials
        [_] Soliciting Material Under Rule 14a-12

                        Marsh & McLennan Companies, Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

        Payment of Filing Fee (Check the appropriate box):
             [X] No fee required.
             [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
                 (1) Title of each class of securities to which transaction applies:

 -------------------------------------------------------------------------------
                 (2) Aggregate  number  of  securities  to  which   transaction
applies:

 -------------------------------------------------------------------------------
                 (3) Per unit  price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 -------------------------------------------------------------------------------
                 (4) Proposed maximum aggregate value of transaction:

 -------------------------------------------------------------------------------
                 (5) Total fee paid:

 -------------------------------------------------------------------------------
             [_] Fee paid previously with Preliminary Materials:

 -------------------------------------------------------------------------------
             [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 (1) Amount Previously Paid:

 -------------------------------------------------------------------------------
                 (2) Form, Schedule or Registration Statement No:

 -------------------------------------------------------------------------------
                 (3) Filing Party:

 -------------------------------------------------------------------------------
                 (4) Date Filed:
 -------------------------------------------------------------------------------

                                                      [GRAPHIC OMITTED]

                                                      Marsh o Putnam o Mercer
                                                      Marsh & McLennan Companies









                                                      2005
                                                      Notice of Annual Meeting
                                                      And Proxy Statement

                  [MARSH & MCLENNAN COMPANIES, INC. LETTERHEAD]


       Dear MMC Stockholder:

       You are cordially invited to attend our annual stockholders meeting. The meeting will be held at 10:00 a.m. on Thursday, May 19, 2005 in the auditorium on the second floor at 1221 Avenue of the Americas, New York, New York.

       In addition to the matters described in the attached proxy statement, we will report on our Company's activities during 2004. You will have an opportunity to ask questions and to meet your directors and executives.

       Whether you plan to come to the annual meeting or not, your representation and vote are important, and your shares should be voted. If you have received this proxy statement by regular mail, you may vote by signing, dating and returning the enclosed proxy card or via telephone or over the Internet by following the instructions on your proxy card. If you have received this proxy statement by electronic mail, you may vote by telephone or over the Internet by following the instructions in the e-mail message.

       We look forward to seeing you at the meeting. Your vote is important to us.

                                             Very truly yours,


                                             /s/ Michael G. Cherkasky
                                             -----------------------------------
                                             Michael G. Cherkasky
                                             President & Chief Executive Officer

         March 31, 2005

                        MARSH & McLENNAN COMPANIES, INC.
                           1166 Avenue of the Americas
                          New York, New York 10036-2774



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT

     Time:

           10:00 a.m. Local Time

     Date:

           May 19, 2005

     Place:

           Second Floor Auditorium
           1221 Avenue of the Americas
           New York, New York

     Purpose:

           1. To elect five persons to serve as Class I directors, each for a three-year term;

           2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm;

           3. To vote on amendments to our employee and senior executive incentive and stock award plans;

           4. To vote on three proposals submitted by stockholders; and

           5. To conduct any other business that may properly come before the meeting.

     This notice and proxy statement describes the matters being voted on and contains certain other information. In this material, we refer to Marsh & McLennan Companies, Inc. as "MMC", the "Company", "we" or "us".

     Only stockholders of record on March 21, 2005 may vote at the annual meeting. You will need proof of ownership of MMC stock to enter the meeting. This proxy solicitation material is being mailed to stockholders on or about March 31, 2005 with a copy of MMC's 2004 Annual Report, which includes financial statements for the period ended December 31, 2004.

     Your vote is important. If you received this proxy statement by regular mail, you may cast your vote by mail, telephone or over the Internet by following the instructions on your proxy card. If you received this proxy statement in an e-mail message, you may cast your vote by telephone or over the Internet by following the instructions in the e-mail message.


/s/Peter J. Beshar
-------------------
Peter J. Beshar
Corporate Secretary

March 31, 2005

                                               TABLE OF CONTENTS

Information about our Annual Meeting and Solicitation of Proxies............................................ 3
Item 1: Election of Directors............................................................................... 5
         Nominees for Election as Directors for a Three-Year Term Expiring in 2008.......................... 5
         Directors Continuing in Office--Term Expiring in 2006.............................................. 7
         Directors Continuing in Office--Term Expiring in 2007.............................................. 7
Information Regarding the Board of Directors.................................................................9
         Corporate Governance Guidelines.....................................................................9
         Committees.........................................................................................10
         Policy on Stockholder Nominations of Directors.....................................................11
         Attendance.........................................................................................12
         Codes of Business Conduct and Ethics...............................................................12
         Communications with the Board......................................................................12
         Tenure.............................................................................................12
         Directors' Compensation............................................................................12
Stock Ownership of Management and Certain Beneficial Owners.................................................13
Compensation of Executive Officers..........................................................................15
         Summary Compensation Table.........................................................................15
         Option Grants in 2004..............................................................................18
         Aggregated Option Exercises in 2004 & Year-End Option Values.......................................19
         United States Retirement Program...................................................................20
         Employment Agreements..............................................................................21
         Compensation Committee Report......................................................................22
         Stock Performance Graph............................................................................26
Transactions with Management and Others; Other Information..................................................27
Item 2: Ratification of Selection of Independent Registered Public Accounting Firm..........................28
         Fees of Independent Registered Public Accounting Firm..............................................28
Audit Committee Report......................................................................................29
Item 3: Proposal to Approve the Amendment of MMC's Equity Compensation Plans
to Permit an Exchange of Certain Options....................................................................31
Item 4: Stockholder Proposal: CEO Compensation..............................................................35
Item 5: Stockholder Proposal: Stock Option Policy...........................................................37
Item 6: Stockholder Proposal: Director Election Voting Standard.............................................39
Submission of Future Stockholder Proposals..................................................................41
Appendix A--Audit Committee Charter........................................................................A-1
Appendix B--Equity Compensation Plan Information Table.....................................................B-1

        INFORMATION ABOUT OUR ANNUAL MEETING AND SOLICITATION OF PROXIES

Who May Vote
     Holders of our common stock, as recorded in our stock register on March 21, 2005, may vote at the meeting. As of that date, there were 524,262,100 shares of common stock outstanding and entitled to one vote per share. A list of stockholders will be available for inspection at the principal executive offices of MMC at 1166 Avenue of the Americas, New York, New York for at least ten days prior to the meeting.

How To Vote
     You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

     Most stockholders have a choice of proxy voting by using a toll free telephone number, voting through the Internet or, if they received their proxy materials by regular mail, completing the proxy card and mailing it in the postage-paid envelope provided. If you received your materials by regular mail, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

     Executors, administrators, trustees, guardians, attorneys and other representatives voting on behalf of a stockholder should indicate the capacity in which they are signing and corporations should vote by an authorized officer whose title should be indicated.

How Proxies Work
     MMC's board of directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting, or at any adjournment thereof, in the manner you direct. You may vote for all, some, or none of our director nominees. You may also vote for or against the other proposals or abstain from voting.

     If you sign and return a proxy card or otherwise vote by telephone or Internet but do not specify how to vote, we will vote your shares in favor of our director nominees, in favor of Items 2 and 3 and against Items 4, 5 and 6.

     As of the date of this proxy statement, we do not know of any other business that will be presented at the meeting. If other business shall properly come before the meeting, including any proposal submitted by a stockholder that was omitted from this proxy statement in accordance with applicable federal securities laws, the persons named in the proxy will vote according to their best judgment.

Revoking a Proxy
     You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by sending written notification addressed to:

     Marsh & McLennan Companies, Inc.
     1166 Avenue of the Americas
     New York, New York 10036-2774
     Attn: Mr. William J. White,
           Assistant Corporate Secretary

     Mere attendance at the meeting will not revoke a proxy that was previously submitted to MMC.

Quorum and Conduct of Meeting
     In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

     The chairman of the annual meeting has broad authority to conduct the annual meeting so that the business of the meeting is carried out in an orderly and timely manner. In doing so, the chairman has broad discretion to establish reasonable rules for discussion, comments and questions during the meeting. The chairman also is entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the meeting is conducted in a manner that is fair to all participants.

Attendance at the Meeting
     Only stockholders, their proxy holders, and MMC's guests may attend the meeting. Admission to the meeting will be on a first-come, first-served basis. Verification of ownership may be requested at the admissions desk. If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on March 21, 2005, the record date for voting.

Votes Needed
     Directors are elected by a plurality of the votes cast. "Plurality" means that the individuals who receive the largest number of votes cast FOR are elected as directors up to the maximum number of directors to be chosen at the meeting. Votes withheld from any director nominee will not be counted in such nominee's favor.

     All other matters to be acted on at the meeting require the affirmative vote of a majority of the shares of MMC stock present or represented and entitled to vote at the meeting to constitute the action of the stockholders. In accordance with Delaware law, abstentions will be treated as present and entitled to vote for purposes of the preceding sentence, while broker nonvotes will not.

     A "broker nonvote" is a proxy submitted by a broker in which the broker fails to vote on behalf of a client on a particular matter for lack of instruction when such instruction is required by the rules of the New York Stock Exchange. Broker nonvotes will be counted for purposes of determining the presence of a quorum for the transaction of business.

Electronic Access to Proxy Materials and
Annual Report
     This proxy statement and the 2004 Annual Report can be viewed on our website at http://www.mmc.com/annualreport.html. Most stockholders may elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

     If you are a stockholder of record, you may choose this option and save MMC the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet. If you hold your MMC stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view our future proxy statements and annual reports over the Internet. Active employees of MMC who hold MMC stock in employee stock plan accounts or are stockholders of record will, beginning this year, receive their proxy materials by electronic delivery to their business e-mail accounts.

     If you are an active employee or if you choose to view our future proxy statements and annual reports over the Internet, you will receive an e-mail message with instructions on how to access MMC's proxy statement and annual report and vote. If you chose to view future proxy materials over the Internet, your choice will remain in effect until you tell us otherwise. To view, cancel or change your enrollment profile, please go to www.investordelivery.com.

Solicitation of Proxies
     We pay the expenses of preparing the proxy materials and soliciting this proxy. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

     In addition to this mailing, proxies may be solicited personally, electronically or by telephone by our directors, officers, other employees or our agents. We have retained Georgeson Shareholder Communications Inc. as our agent to assist in the proxy solicitation at a fee of approximately $11,000, plus expenses. If any of our directors, officers and other employees assist in soliciting proxies, they will not receive additional compensation for those services.

Multiple Stockholders Sharing Same Address
     If you and other residents at your mailing address with the same last name own shares of common stock through a bank, broker or other holder of record, your bank or broker may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which the members of your household hold stock through that bank or broker. This practice of sending only one copy of proxy materials to holders residing at a single address is known as "householding", and is designed to reduce printing and postage costs.

     If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If you did not receive a householding notice from your bank, broker or other holder of record, you can request householding by contacting that entity. You may revoke your consent to householding at any time by calling 1-800-542-1061.

     If you wish to receive a separate paper copy of the annual report or proxy statement, you may telephone Corporate Development at (212) 345-5475 or write to:

     Marsh & McLennan Companies, Inc.
     1166 Avenue of the Americas
     New York, New York 10036-2774
     Attn: Corporate Development

ITEM 1
                              ELECTION OF DIRECTORS


     Our board of directors is divided into three classes. Members of each class serve for a three-year term. Stockholders elect one class of directors at each annual meeting. At this annual meeting, stockholders will vote on the election of the five nominees described below for a term ending at the 2008 Annual Meeting.

     The following section contains information provided by the nominees and continuing directors about their principal occupation, business experience and other matters. As part of MMC's efforts to pursue corporate governance best practices, management directors Peter Coster, Charles A. Davis, Mathis Cabiallavetta, Ray J. Groves and A.J.C. Smith resigned from the board in November 2004. Mr. Jeffrey W. Greenberg resigned from the board in October 2004.

     All five of the nominees are current directors of MMC.

     Each nominee has indicated to MMC that he or she will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy may be voted for another person nominated by the board.

     The board of directors recommends a vote FOR the election of all five nominees.



                       Nominees for Election as Directors
                     For a Three-Year Term Expiring in 2008



[PHOTO OMITTED]      Michael G. Cherkasky                    Director since 2004

                     Mr.  Cherkasky,  age 55, is president  and chief  executive officer of MMC. He is also chairman and chief executive officer of Marsh Inc., MMC's risk and insurance services subsidiary. Prior to being named to his current positions in October 2004, Mr. Cherkasky was president and chief executive officer of Kroll Inc., the global risk consulting company acquired by MMC in July 2004. Since then, he had also been responsible for Marsh's Risk Consulting Practice. Mr. Cherkasky joined Kroll in 1994, rising to the position of president and chief executive officer in 2001. Prior to joining Kroll, Mr. Cherkasky spent 16 years in the criminal justice system, including serving as chief of the Investigations Division for the New York County District Attorney's Office.



[PHOTO OMITTED]      Stephen R. Hardis                       Director since 1998
                     Executive Committee
                     Audit Committee (chair)

                     Mr. Hardis, age 69, was chairman of Eaton Corporation from 1996 until his retirement in 2000. Mr. Hardis joined Eaton in 1979, and was its chief executive officer from 1995 to 2000. He is chairman of Axcelis Technologies, Inc. and a director of American Greetings Corporation, Lexmark International Corporation, Nordson Corporation, Progressive Corporation and Steris Corporation.

[PHOTO OMITTED]      The Rt. Hon. Lord Lang of Monkton, DL   Director since 1997
                     Executive Committee
                     Compensation Committee
                     Directors & Governance Committee

                     Lord Lang, age 64, was a member of the British Parliament from 1979 to 1997. He served in the cabinet as president of the Board of Trade and secretary of state for trade and industry from 1995 to 1997 and as secretary of state for Scotland from 1990 to 1995. Lord Lang is chairman of BFS US Special Opportunities Trust plc and Thistle Mining Inc. He is also non-executive chairman of the Patrons of the
                     National  Galleries  of  Scotland  and a governor  of Rugby
                     School, England. Thistle Mining Inc., a Canadian corporation, is currently undergoing a financial reorganization pursuant to the Canadian Companies' Creditors Arrangement Act.



[PHOTO OMITTED]      Morton O. Schapiro                      Director since 2002
                     Compensation Committee
                     Directors & Governance Committee

                     Mr. Schapiro, age 51, is president of Williams College. Prior to joining Williams College, he was dean of the College of Letters, Arts and Sciences of the University of Southern California from 1994 to 2000, the University's vice president for planning from 1999 to 2000 and chair of its Department of Economics from 1991 to 1994. Mr. Schapiro is a trustee of the Williamstown Theatre Festival, the Sterling & Francine Clark Art Institute, the College Board, the Massachusetts Museum of Contemporary Art and Hillel.



[PHOTO OMITTED]      Adele Simmons                           Director since 1978
                     Executive Committee
                     Audit Committee

                     Mrs. Simmons, age 63, is vice chair of Chicago Metropolis 2020 and president of the Global Philanthropy Partnership. From 1989 to 1999, she was president of the John D. and Catherine T. MacArthur Foundation. Ms. Simmons is a director of the Shorebank Corporation. She is also a trustee of the Field Museum of Chicago and chair of the board of the Fair Labor Association.

                         Directors Continuing in Office
                             (Term Expiring in 2006)



[PHOTO OMITTED]      Gwendolyn S. King                       Director since 1998
                     Audit Committee
                     Directors & Governance Committee

                     Ms. King, age 64, is president of Podium Prose, a speaker's bureau. From 1992 until 1998 she was senior vice president, corporate and public affairs at Peco Energy. From 1989 to 1992 she served as commissioner of the Social Security Administration in the U.S. Department of Health and Human
                     Services. Ms. King is a director of Lockheed Martin Corporation, Monsanto Company and the not-for-profit National Association of Corporate Directors.



[PHOTO OMITTED]      David A. Olsen                          Director since 1997
                     Audit Committee

                     Mr. Olsen, age 67, was chairman of Johnson & Higgins from 1991 until its business combination with MMC in 1997. He served as vice chairman of MMC from May through December of 1997. He joined Johnson & Higgins in 1966, and was its chief executive officer from 1990 to 1997. Mr. Olsen is a director of U.S. Trust Corporation. He is trustee emeritus of Bowdoin College, a trustee of Landmark Volunteers, a director of Salisbury Visiting Nurses Association and an honorary director of New York's South Street Seaport Museum.



                         Directors Continuing in Office
                             (Term Expiring in 2007)



[PHOTO OMITTED]      Lewis W. Bernard                        Director since 1992
                     Executive Committee
                     Compensation Committee (chair)

                     Mr. Bernard, age 63, was chief of finance, administration and operations of Morgan Stanley & Co., Inc. from 1985 until his retirement in 1991. Mr. Bernard joined Morgan Stanley in 1963. Mr. Bernard is chairman of Classroom,
                     Inc., a non-profit educational corporation. He is also chairman of the board of the American Museum of Natural History and a trustee of The Andrew W. Mellon Foundation.

[PHOTO OMITTED]      Zachary W. Carter                       Director since 2004
                     Audit Committee

                     Mr. Carter, age 55, is a partner at the law firm of Dorsey & Whitney LLP, where he is co-chair of the White Collar Crime and Civil Fraud practice group. He joined Dorsey & Whitney in 1999. Mr. Carter was the United States Attorney for the Eastern District of New York from 1993 to 1999. Mr. Carter is chairman of the Mayor's Advisory Committee on the Judiciary, chairman of the board of directors of Hale House Center, Inc. and a trustee of the New York University School of Law and the Vera Institute of Justice.



[PHOTO OMITTED]      Robert F. Erburu                        Director since 1996
                     Compensation Committee
                     Directors & Governance Committee (chair)

                     Mr. Erburu, age 74, is non-executive chairman of MMC's board of directors. Mr. Erburu was chairman of The Times Mirror Company from 1986 until his retirement in 1996. Mr. Erburu joined Times Mirror in 1961 and was its chief executive officer from 1981 to 1995. Mr. Erburu is chairman of the board of trustees of the National Gallery of Art and chairman of the Board of Councilors of the College of Letters, Arts and Science of the University of Southern California. He is a director of the Pacific Council on International Policy, the Ahmanson Foundation and the William and Flora Hewlett Foundation.



[PHOTO OMITTED]      Oscar Fanjul                            Director since 2001
                     Audit Committee
                     Compensation Committee

                     Mr. Fanjul, age 55, is vice chairman and chief executive officer of Omega Capital, a private investment firm in Spain. Mr. Fanjul is honorary chairman of Repsol YPF, where he was chairman and chief executive officer from its inception in 1986 until 1996. He was chairman of Hidroelectrica del Cantabrico from 1999 to 2001 and chairman of NH Hoteles from 1997 until 1999. Mr. Fanjul is a director of Acerinox, the London Stock Exchange, Unilever and a member of MMC's international advisory board. He is a trustee of the International Accounting Standards Committee Foundation and the Amigos del Museo del Prado.

                  Information Regarding the Board of Directors

     MMC is a global professional services company. Our business is conducted by our business units, and their employees and officers, under the direction of the chief executive officer and the oversight of the board. The board of directors, which is elected by the stockholders, is the ultimate decision-making body of MMC except with respect to those matters reserved to the stockholders. The board held 18 meetings during 2004. On March 17, 2005, the board of directors named Robert F. Erburu non-executive chairman of the board.

Corporate Governance Guidelines
     Our board of directors has adopted the MMC Guidelines for Corporate Governance. These guidelines are posted on the MMC website at http://www.mmc.com/corpgov.html and a print copy is available to any stockholder upon request.

      With respect to our directors:

   o a meaningful portion of the compensation for independent directors is paid in MMC stock;

   o all new directors participate in an orientation. This orientation includes background material and presentations by management on MMC's operations and strategic plans, its financial statements and its key policies and practices;

   o in addition to access to MMC officers, the board and its committees have the authority to obtain advice and assistance from external advisors or consultants as they may deem necessary; and

   o the independent directors meet at regularly scheduled executive sessions without management, at which meetings MMC's non-executive chairman, Robert
     F. Erburu, presides.

Director Independence
     It is the policy of MMC that a substantial majority of the members of its board of directors be independent of MMC's management. For a director to be deemed "independent," the board must affirmatively determine that the director has no direct or indirect material relationship with MMC. To assist the board in determining director independence the board has adopted categorical standards, which include the standards established by the New York Stock Exchange, as amended from time to time. Under these standards, a director will not be deemed "independent" if:

     (a) within the preceding three years, the director was employed by MMC or a member of his or her immediate family was employed by MMC as an executive officer;

     (b) within the preceding three years, the director, or a member of his or her immediate family, received more than $100,000 during any 12 month period in direct compensation from MMC (other than director and committee fees and pension or certain other forms of deferred compensation);

     (c) (i) the director or an immediate family member is a current partner of a firm that is MMC's internal or external auditor; (ii) the director is a current employee of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (iv) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on MMC's audit within that time;

     (d) within the preceding three years, a current MMC executive officer was on the compensation committee of a company which concurrently employed the director as an executive officer, or which employed an immediate family member of the director as an executive officer;

     (e) the director is a current executive officer or employee, or the director's immediate family member is a current executive officer, of a company that made payments to, or received payments from, MMC for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such company's consolidated gross revenues; or

     (f) the director serves as an executive officer, director or trustee of a charitable organiza-tion to which MMC's charitable contributions (other than matching contributions) in single fiscal year during the preceding three years exceeded the greater of $1 million or 2% of such organization's consolidated gross revenues in a particular fiscal year.

     With respect to items (a) through (f) above, the term "MMC" includes any subsidiaries within MMC's consolidated reporting group. The term "immediate family" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

      In addition, the board has considered and determined that the following commercial relationships do not impair a director's independence:

   o a director's ownership interest in MMC stock, Putnam mutual funds or the private equity funds managed by MMC Capital;

   o a director's use of any of the services provided by MMC's subsidiaries in the ordinary course of the subsidiaries' business (e.g., personal insurance placements and any other services); and

   o a director's service as a member of the board of other public and private companies.

     In accordance with these guidelines, the board has determined that the following directors are independent: Mr. Bernard; Mr. Carter; Mr. Erburu; Mr. Fanjul; Mr. Hardis; Ms. King; Lord Lang; Mr. Olsen; Mr. Schapiro and Ms. Simmons.

Committees
     Our board has established an Executive Committee, an Audit Committee, a Compensation Committee and a Directors & Governance Committee to assist the board in discharging its responsibilities. Following each committee meeting the respective committee chair generally reports the highlights of the meeting to the full board.

     Membership on each of the Audit, Compensation, and Directors & Governance Committees is limited to independent directors. The charters for these committees can be viewed on our website at http://www.mmc.com/corpgov.html. Print copies are available to any stockholder upon request. In addition, MMC's Audit Committee charter is attached to this proxy statement as Appendix A.

The Executive Committee:

   o is empowered to act for the full board in intervals between board meetings, with the exception of certain matters that under Delaware law or MMC's by-laws may not be delegated; and

   o meets as necessary, with all actions taken by the committee reported at the next board meeting.

     The current members of the Executive Committee are Messrs. Bernard, Hardis, Lord Lang and Ms. Simmons. The committee held one meeting during 2004.

The Audit Committee:
     The Audit Committee is charged with assisting the board in fulfilling its oversight responsibilities with respect to:

   o the integrity of MMC's financial statements;

   o the qualifications, independence and performance of MMC's independent auditors;

   o the  performance  of  MMC's  internal  audit  function;  and

   o compliance by MMC with legal and regulatory requirements.

     The Audit Committee selects and oversees MMC's independent auditors, and pre-approves all services to be performed by the independent auditors pursuant to the Audit Committee pre-approval policy. The current members of the Audit Committee are Messrs. Carter, Fanjul, Hardis (Chair), Olsen, Ms. King and Ms. Simmons. All members of the Audit Committee are independent as required by MMC and the listing standards of the New York Stock Exchange.

     All members of the Audit Committee are financially literate, as determined by the board of directors. The board of directors has determined that Stephen R. Hardis, an independent director and the chair of the Audit Committee, has the requisite qualifications to satisfy the SEC definition of "audit committee financial expert".

     The Audit Committee held ten meetings during 2004.

The Compensation Committee:

   o among  other  things,    evaluates  the   performance  and  determines  the
     compensation  of MMC's chief  executive  officer;

   o reviews and approves  the compensation  of  other  senior  executives;  and

   o makes recommendations to the board with respect to MMC's incentive compensation plans and equity-based plans and discharges the respon-sibilities of the committee set forth in these plans.

     The current members of the Compensation Committee are Messrs. Bernard (Chair), Erburu, Fanjul, Schapiro and Lord Lang. All members of the Compensation Committee are independent as required by MMC and the listing standards of the New York Stock Exchange. The Compensation Committee held ten meetings during 2004.

The Directors & Governance Committee:

   o among other things, develops, reviews and periodically reassesses MMC's corporate governance principles and recommends proposed changes to the board;

   o identifies, considers and recommends qualified candidates to the board for election as directors, including the slate of directors that the board proposes for election at the annual meeting;

   o in consultation with the board committee chairs, recommends committee assignments to the board; and

   o develops processes for and oversees annual assessments of the board's performance and effectiveness.

     The current members of the Directors & Governance Committee are Mr. Erburu (Chair), Lord Lang, Ms. King and Mr. Schapiro. All members of the committee are independent as required by MMC and the listing standards of the New York Stock Exchange. The Directors & Governance Committee held three meetings in 2004.

Policy on Stockholder Nominations of Directors
     The   Directors  &  Governance   Committee,   as  a  policy,   gives  equal
consideration to all director nominees whether recommended by our stockholders, management or current directors.

     The Directors and Governance Committee has determined that, at this time, 10-14 directors is the appropriate size for the board and that this range is flexible enough to accommodate the availability of any outstanding candidate. The quality of the individuals serving is more important than the precise number of members, and these considerations could lead to a board of directors outside this range from time to time. All directors represent the interests of all stockholders, not just the interests of any particular stockholder, stockholder group or other constituency. Candidates for the board of directors must be experienced, dedicated, and meet the highest standards of ethics and integrity. The Directors & Governance Committee periodically reviews with the board the requisite skills and characteristics for new directors as well as the composition of the board as a whole, taking into account, among other things, the mix and diversity of skills, backgrounds and experience. A substantial majority of our directors must satisfy the independence requirements of both MMC and the New York Stock Exchange. Each member of the Audit Committee must be financially literate and at least one member must possess the requisite qualifications to satisfy the SEC definition of "audit committee financial expert".

     Once a candidate is identified, the Directors & Governance Committee will consider the candidate's mix of skills and experience with businesses and other organizations of comparable size, as well as his or her reputation, background and time availability (in light of anticipated needs). The committee will also consider the interplay of the candidate's experience with the experience of other board members, the extent to which the candidate would be a desirable addition to the board and any committees of the board and any other factors it deems appropriate.

     Stockholders may propose director nominees for consideration by submitting a recommendation in writing to:

     Marsh & McLennan Companies, Inc.
     1166 Avenue of the Americas
     New York, New York 10036-2774
     Attn: Directors & Governance Committee
           c/o Mr. William J. White,
           Assistant Corporate Secretary

     The Directors & Governance Committee may ask any proposed nominee to provide such information as is reasonably necessary to determine his or her eligibility and qualifications to serve as a director of MMC, including information that relates to a candidate's independence and financial literacy.

     Depending on the needs of the board, the Directors & Governance Committee may consider director nominees proposed by stockholders at any time throughout the year, but in no event will a nominee be considered later than the next annual meeting of stockholders for which a recommendation was timely received. To be timely received in connection with an annual meeting of stockholders, a recommendation on a proposed director candidate should be sent to us at the above address no later than the December 31st preceding that annual meeting.

Attendance
     The average attendance by directors at meetings of the board and its committees was approximately 93%. All current directors attended at least 75% of the meetings of the board and committees on which they served. Barring unforeseen circumstances, all directors are expected to attend our annual meeting of stockholders. In 2004, all but one of our directors attended the annual stockholders meeting.

Codes of Business Conduct and Ethics
     We have adopted the MMC Code of Business Conduct and Ethics that is applicable to all directors and all employees, including officers, of MMC. This code is posted on the MMC website, www.mmc.com, and a print copy is available to any stockholder upon request. We have also adopted the Code of Ethics for Chief Executive and Senior Financial Officers which applies to our chief executive officer, chief financial officer and controller and which is filed as an exhibit to our 2002 Annual Report on Form 10-K. We intend to disclose amendments to, or waivers from, the Code of Ethics, if any, on our website.

Communications with the Board
     To report any issue relating to the accounting, internal accounting controls or auditing practices of MMC (including its subsidiaries and affiliates), employees, stockholders and others may contact the company by mail or telephone, as described below. Anyone who wishes to send a communication to our non-executive chairman or to the independent directors as a group may also do so by mail or telephone, as follows:

     By mail to:

     Marsh & McLennan Companies, Inc.
     P.O. Box 4974
     New York, N.Y. 10185-4974

     By telephone to the MMC Compliance & Ethics Line:

     Canada & the U.S.: 1-800-381-2105

     Outside Canada & the U.S., use your country's AT&T Direct(R) service number to reach the MMC Ethics & Compliance Line toll-free.

     MMC's  procedures  for  handling  complaints  and concerns of employees and
     other    interested    parties    are    posted   on    our    website   at
     http://www.mmc.com/corpgov.html.

Tenure
     Non-executive directors retire at the annual meeting following their 72nd birthday, unless the person has been a non-executive director for less than ten years. In such cases, non-executive directors retire at the annual meeting following the earlier of ten years of service or attaining age 75. Executive directors resign from the board upon their retirement.

Directors' Compensation
     Directors who are also employees (currently only Mr. Cherkasky) receive no compensation specific to their service as directors.

     With   regard  to  compensation  for  the  service  of  our   non-executive
directors, we paid the following compensation to Messrs. Bernard, Carter, Erburu, Fanjul, Hardis, Olsen, Schapiro, Lord Lang, Ms. King and Ms. Simmons:

   o a basic retainer of $40,000 per year and an annual stock grant as determined by the Directors & Governance Committee, which was 1,800 shares in 2004 (the "Annual Stock Grant");

   o a fee of $1,000 and reimbursement of related expenses for each meeting of the board or a committee they attend;

   o an additional  retainer of $5,000 per year  to the chair of each committee;
     and

   o an additional retainer of $2,000 per year to other members of committees.

     We also offer travel accident insurance benefits to non-executive directors in connection with MMC-related business travel. Non-executive directors are eligible to participate in MMC's matching-gift program for certain charitable gifts by employees up to a maximum of $5,000 per year.

     Under  the  terms  of  MMC's   Directors  Stock   Compensation   Plan,  the
non-executive  directors receive  twenty-five percent of their basic retainer in

MMC stock at the fair market value thereof, as well as their Annual Stock Grant, on each June 1. The balance of their compensation (including attendance fees and committee retainers) is paid quarterly in either MMC stock or cash, as the director elects. The non-executive directors may defer receipt of all or a portion of their compensation to be paid in MMC stock until the year following either their retirement from the board or a specified earlier date.

     Mr. Fanjul serves on MMC's International Advisory Board and is a director of Marsh, S.A., a Spanish subsidiary of MMC, but receives no additional compensation for such service.

     In 1999, all of MMC's directors were offered the opportunity to invest, on an after tax, out of pocket basis, in a fund that is a limited partner of Trident II, L.P. ("Trident II"), a $1.4 billion private equity fund that was to be managed by MMC Capital, Inc., a subsidiary of MMC. In 1999, Messrs. Bernard and Hardis and Lord Lang committed to invest an aggregate of $2.29 million in this fund. Neither the directors nor the fund through which they invested in Trident II were required to pay the 1.5% management fee or a carried interest performance fee equal to 20% of the profit generated by the fund, subject to the achievement of minimum returns for all the limited partners in Trident II. Such fees, if they had been payable on the same terms in which they were charged to third-party investors, would not have exceeded $30,000 for any of Messrs. Bernard and Hardis and Lord Lang in any of the last three years covered by this proxy statement. See "Transactions with Management and Others; Other Information" below.


           Stock Ownership of Management and Certain Beneficial Owners

     The following table reflects the number of shares of our common stock which each director and each named executive officer, as defined below, has reported as owning beneficially or otherwise having a pecuniary interest in, and which all directors and executive officers of MMC have reported as owning beneficially as a group. These stock holdings are as of February 28, 2005, except with respect to interests in MMC's Stock Investment Plan and Stock Investment Supplemental Plan, which are as of December 31, 2004. All of Mr. Greenberg's and Mr. Coster's holdings are as of October 25, 2004, and January 31, 2005, respectively, after which dates they were no longer directors or executive officers of MMC. The table also includes the number of shares of stock beneficially owned by persons known to MMC to own more than 5% of the outstanding shares. The term "named executive officer" refers to MMC's current and former CEO and the four other most highly compensated executive officers of MMC.

                                                                                  Amount and Nature of
                                                                                Beneficial Ownership (1)
                                                                -------------------------------------------------------
                                                                       Sole Voting    Other than
                                                                           and        Sole Voting
                                                                       Investment   and Investment
Name                                                                      Power        Power (2)       Total
---------                                                              -----------  -------------- -------------
Lewis W. Bernard....................................................        6,000         65,961        71,961
Mathis Cabiallavetta................................................       19,970      1,102,889     1,122,859
Zachary W. Carter...................................................           --          2,070         2,070
Michael G. Cherkasky................................................          542         66,719        67,261
Peter Coster........................................................       19,528      1,247,073     1,266,601
Charles A. Davis....................................................       33,434      1,249,734     1,283,168
Robert F. Erburu....................................................           --         48,813        48,813
Oscar Fanjul........................................................       20,858             --        20,858
Jeffrey W. Greenberg................................................      647,505        784,766     1,432,271
Charles E. Haldeman.................................................       53,193        177,108       230,301
Stephen R. Hardis...................................................       22,000         22,178        44,178
Gwendolyn S. King...................................................           --         15,241        15,241
Lord Lang...........................................................        6,260          5,828        12,088
David A. Olsen......................................................      427,708        213,154       640,862
Morton O. Schapiro..................................................           --          6,315         6,315
Adele Simmons.......................................................      194,882         35,478       230,360
All directors, nominees and executive officers as a group,
  as of February 28, 2005 (3).......................................    1,008,199      4,815,986     5,824,185


                                       13


                                                                         Amount              Percentage of Stock
                                                                      Beneficially           Outstanding as of
Name                                                                      Owned               December 31, 2004
---------                                                           -----------------         -----------------

Capital Research and Management Company (4)
333 South Hope Street
Los Angeles, CA 90071...............................................   49,173,500                    9.3%

Pacific Financial Research, Inc. (5)
9601 Wilshire Blvd., Ste. 800
Beverly Hills, CA 90210.............................................   40,153,800                    7.6%

State Street Bank & Trust Company, Trustee (6)
225 Franklin St.
Boston, MA 02110....................................................   35,216,863                    6.7%

T. Rowe Price Associates, Inc. (7)
100 E. Pratt Street
Baltimore, MD 21202.................................................   28,172,141                    5.3%

------------------------
(1)  As  of  February  28,  2005,  no  director  or  named   executive   officer
     beneficially owned more than 1% of the outstanding stock, and all directors and executive officers as a group beneficially owned  approximately 1.1% of the outstanding stock.

(2)  This  column  includes  shares of stock  that:  (i) are held in the form of shares of restricted  stock;  (ii) are held  indirectly  for the benefit of such individuals or jointly,  or directly or indirectly for certain members of such individuals'  families,  with respect to which beneficial ownership
     in  certain  cases  may  be   disclaimed;   and/or  (iii)   represent  such
     individuals'  interests in MMC's Stock  Investment  Plan.  This column also includes  MMC stock  units that are  subject to issuance in the future with respect to the Directors Stock Compensation Plan, cash bonus deferral plans or MMC's Stock Investment  Supplemental Plan, and restricted stock units in
     the  following   aggregate  amounts:   Mr.  Bernard,   65,961  shares;  Mr.
     Cabiallavetta,  116,390 shares;  Mr. Carter,  2,070 shares;  Mr. Cherkasky,
     66,719 shares; Mr. Coster,  134,081 shares; Mr. Davis,  195,009 shares; Mr.
     Erburu, 48,813 shares; Mr. Greenberg, 143,775 shares; Mr. Haldeman, 112,908 shares;  Mr. Hardis,  22,178 shares; Ms. King, 14,841 shares; Mr. Schapiro,
     6,315 shares; Mrs. Simmons,  32,680 shares; and all directors and executive officers as a group as of February 28, 2005,  1,031,566 shares. This column also includes  shares of MMC stock which may be acquired on or before April
     29,  2005   through  the  exercise  of  stock   options  as  follows:   Mr.
     Cabiallavetta,  848,000  shares;  Mr. Coster,  890,000  shares;  Mr. Davis,
     926,250  shares;  Mr.  Haldeman,  50,300  shares;  and  all  directors  and executive  officers as a group as of February 28, 2005,  3,131,950  shares.
     Following his exercise of certain stock options on the date of  termination of his employment with MMC, Mr. Greenberg no longer held stock options. See footnote 2 to the  "Aggregated  Option  Exercises in 2004 & Year-End Option
     Values" table below.

(3)  This group includes the individuals  listed in the table except for Messrs.
     Coster and Greenberg, who were no longer directors or executive officers of MMC as of February 28, 2005, plus ten additional executive officers.

(4)  This  information  is based upon the number of shares  listed in a Schedule
     13G filed by Capital  Research and  Management  Company,  dated February 9,
     2005.

(5)  This  information  is based upon the number of shares  listed in a Schedule
     13G filed by Pacific Financial Research, Inc., dated February 11, 2005.

(6)  This  information  is based upon the number of shares  listed in a Schedule
     13G filed by State Street Bank and Trust Company,  dated February 15, 2005.
     Of the reported shares, 21,106,039, or 4% of the total shares of MMC common stock outstanding at December 31, 2004, were held by State Street Bank and Trust Company as trustee of the MMC Stock Investment Plan. Shares held in the Plan are registered in the name of the Plan's trustee and not in the names of the individual participants. Under the provisions of the Stock
     Investment Plan, voting rights are passed through to the employees in proportion to their interests. Unvoted shares will generally be voted by the trustee in the same proportion as the shares voted. Of the shares held in the Plan at December 31, 2004, approximately 20,436, or .01%, were held for directors and executive officers of MMC and are included in the ownership shown above for all directors and executive officers as a group.

(7)  This  information  is based upon the number of shares  listed in a Schedule
     13G filed by T. Rowe Price  Associates,  Inc. ("Price  Associates"),  dated
     February 14, 2005. As stated in the 13G filing, Price Associates expressly disclaims beneficial ownership of these shares.


                                       14


                       COMPENSATION OF EXECUTIVE OFFICERS

     The following tables contain information with respect to MMC's named executive officers. Mr. Coster retired on January 31, 2005. Mr. Cherkasky's employment with MMC began July 7, 2004 and Mr. Greenberg's employment with MMC terminated October 25, 2004. The number of shares and per share prices are adjusted to reflect MMC's two-for-one stock split effective June 28, 2002.


Summary Compensation Table

     The following table sets forth cash and other compensation paid or earned for services rendered in 2004, 2003 and 2002. The 2004 salary amounts shown for Messrs. Cherkasky and Greenberg reflect amounts paid to them for the portion of the year during which they were employed by MMC.


                                     Annual Compensation                       Long Term Compensation
                           ------------------------------------------  -------------------------------------
         Name and                                        Other Annual   Restricted     Securities     LTIP      All Other
         Principal                                       Compensation      Stock       Underlying    Payouts   Compensation
         Position          Year  Salary($)  Bonus($)(1)     ($)(2)     Awards ($)(3)  Options (#)(4)  ($)(5)      ($)(6)
-------------------------  ----  ---------  -----------  ------------  -------------  -------------- -------  --------------

Michael G. Cherkasky.....  2004    373,965     600,000          --       3,000,020            --          --          --
President and Chief
Executive Officer, MMC
Chairman & Chief
Executive Officer, Marsh Inc.

Jeffrey W. Greenberg.....  2004  1,000,000          --      48,319       4,385,339       220,000          --      43,200
Former Chairman and Chief                                                8,651,250(7)
Executive Officer,         2003  1,200,000   3,500,042          --       1,056,988       500,000     542,293      51,602
MMC                                                                      8,060,625
                           2002  1,200,000   4,500,040      91,798         921,150       450,000   2,107,832      48,003

Charles E. Haldeman......  2004    900,000   6,500,000      33,826       6,100,000(8)         --          --     147,500
President and Chief        2003    483,333   8,600,006          --       4,000,076        45,000          --      15,000
Executive Officer,                                                                        80,000(9)
Putnam Investments         2002     75,000   8,600,008          --       2,595,408        55,600          --   4,000,000
                                                                           869,952(8)     19,200(9)

Charles A. Davis.........  2004    900,000   2,144,375      38,677       2,673,648       125,000     406,000      54,000
Chairman and Chief         2003    900,000   2,350,042          --       1,341,283       250,000     599,175      41,252
Executive Officer          2002    850,000   2,000,000          --         636,281       200,000   1,794,373      34,002
MMC Capital, Inc.

Mathis Cabiallavetta(10).  2004  1,025,270   1,721,592       3,302       3,326,697       132,000          --      54,000
Chairman                   2003    982,848   2,325,738          --       2,596,591       300,000          --      54,000
MMC International          2002    850,000   2,015,967          --         560,000       220,000          --      48,450

Peter Coster.............  2004    950,000   1,000,000      23,229       3,119,064            --          --      57,450
Former President           2003    950,000   1,650,013          --         666,345       200,000          --      57,000
Mercer Inc.                2002    950,000   1,550,031     515,930         820,337       120,000          --      54,150

------------------------
(1)  The bonus amounts shown in the table for 2004  represent  cash bonus awards based on MMC, operating company and individual performance during 2004.

(2) Other Annual Compensation for 2004, including perquisites, for each of the named executive officers was less than the lesser of $50,000 or 10% of the total of such executive officer's salary and bonus reported for the year.

(3) Amounts shown in the table for 2004 include the value, as of the date of grant, of 66,719 restricted stock units of MMC granted to Mr. Cherkasky as a retention award in connection with the acquisition of Kroll by MMC in July 2004. Mr. Cherkasky's restricted stock units vest on the fourth anniversary of the date of grant. As set forth in the table below, the amounts shown in 2004 for Messrs. Greenberg, Davis, Cabiallavetta and Coster include the value, as of the date of grant, of: (i) restricted stock that vests in the year following completion of 10 years of service from the date of grant, (ii) restricted stock that vests in the year following completion of 7 years of service from the date of grant, and (iii) restricted stock units granted under MMC's voluntary deferral programs that vest three years from the date of grant:


                                       15

                        10-Year Restricted Stock    7-Year Restricted Stock    3-Year Restricted Stock
                        -------------------------- -------------------------- --------------------------
                                       Value at                   Value at                   Value at     Total Grant
              Name       # Shares        Grant       # Shares       Grant        # Units       Grant         Value
        --------------- ----------- -------------- ----------- -------------- ------------ ------------- --------------
        Greenberg......    18,300       $844,362      74,000     $3,414,360        2,700      $126,617     $4,385,339
        Davis..........    12,700       $585,978      41,700     $1,924,038        3,445      $163,632     $2,673,648
        Cabiallavetta..    23,900     $1,102,746      45,800     $2,113,212        2,349      $110,739     $3,326,697
        Coster.........    13,400       $618,276      54,200     $2,500,788           --            --     $3,119,064

     During the applicable vesting and restricted periods, holders of shares of restricted stock receive the same dividend payments as those paid on the outstanding shares of MMC stock, and holders of restricted stock units receive dividend equivalent payments that are equal in amount to dividends paid on shares of MMC common stock. Vesting of restricted stock and restricted stock units may be accelerated upon a change in control. "Change in Control" of MMC means generally any of the following: any person or group becoming the owner of securities with 50% or more of the voting power of MMC; within a two-year period (with certain exceptions) a change in directors constituting a majority of the board; stockholder approval of a merger or consolidation of MMC resulting in MMC stockholders not owning securities with 50% or more of the voting power of the surviving entity;
     and stockholder approval of a plan of complete liquidation or an agreement for the sale or disposition of all or substantially all of MMC's assets.
     Under the MMC Special Severance Pay Plan, certain holders of restricted stock or awards in lieu of restricted stock with at least ten years of service will receive payment in shares of MMC stock upon forfeiture of their awards if their employment with MMC or one of its subsidiaries terminates. The amount of such payment is based on years of service, with the individual receiving up to a maximum of 90% of the value of the restricted shares after 25 years of service, subject to execution of a non-solicitation agreement.

     As of December 31, 2004, each individual in the Summary Compensation Table, other than Mr. Greenberg, had outstanding restricted stock and restricted stock units of MMC with an aggregate value (using the closing price of common stock on the New York Stock Exchange Composite Index on December 31,
     2004 of $32.90) as follows:

                  Name              Shares        Units        Share Value          Unit Value
        ----------------------- ------------- ------------- ------------------ -------------------
        Cherkasky..............          --       66,719                --          $2,195,055
        Haldeman...............          --      112,908                --          $3,714,673
        Davis..................     126,300      135,941        $4,155,270          $4,472,459
        Cabiallavetta..........     138,200      111,465        $4,546,780          $3,667,199
        Coster.................     222,500      116,688        $7,320,250          $3,839,035

     At the time of his termination of employment in October 2004, Mr. Greenberg held restricted stock or restricted stock units representing 762,603 shares of MMC stock. Except as noted below, all of Mr. Greenberg's restricted stock and restricted stock units, including those granted to him in 2004, were forfeited in connection with his termination of employment. Absent such forfeiture, the restricted stock and restricted stock units would have had a value on December 31, 2004 of $25,089,639. Following his termination of employment, MMC entered into a letter of understanding with Mr.
     Greenberg (described on page 21 of this proxy statement) under which, in the absence of an agreement, both MMC and Mr. Greenberg are free to maintain their respective positions with regard to the characterization of Mr. Greenberg's termination of employment. MMC has not yet made a determination as to the characterization of Mr. Greenberg's termination of employment. As a result, a portion of Mr. Greenberg's forfeited restricted stock and restricted stock units may be eligible for reinstatement, depending on the resolution of the characterization of his termination of employment.

(4) Amounts shown in the table for 2004 represent options to purchase shares of MMC granted in March 2004. Stock options granted to Mr. Greenberg in 2004 were forfeited in connection with his termination of employment in October
     2004.

(5)  MMC Capital's Long Term  Incentive  Plan ("LTIP")  operates as an incentive compensation  pool that varies in amount based on the extent of  investment
     return  and  fees  from  originating,   structuring  and  managing  certain
     insurance  and  related  industry  investments  in which MMC has  direct or indirect  interests.  In  this  regard,  the  incentive  compensation  pool includes,  among other things,  a portion of the gross profits  realized in cash from certain direct  investments made by Marsh & McLennan Risk Capital
     Holdings,  Ltd., a  subsidiary  of MMC, as well as a portion of the carried interest and management fees received from The Trident Partnership, L.P., a private  equity fund  co-managed by MMC Capital that was formed in 1994. As noted in the table,  in 2004, Mr. Davis received a payout under the LTIP of
     $406,000. A 2004 LTIP payout for Mr. Greenberg of approximately  $61,283 is pending,  subject  to  a  determination  of  the  characterization  of  Mr.
     Greenberg's  termination of employment.  Vesting  schedules  under the LTIP will accelerate upon a change of control of MMC (as described in footnote 3 above),  a change in control of MMC  Capital  (defined  to mean that MMC no longer owns at least 50% of the value and voting power of MMC Capital),  or upon the retirement, death or disability of the participating executive. On
     February 28, 2005, MMC signed a non-binding  letter of intent providing for the  transfer  of MMC  Capital's  business to a company to be formed by MMC
     Capital's senior management.  As part of the

                                       16

     transfer, Mr. Davis will waive any claims to accelerated payments under the
     LTIP. An accelerated  payout for Mr.  Greenberg of  approximately  $125,000 could result in the event that it is  determined  that (a) Mr.  Greenberg's employment terminated other than for cause, and (b) there has been a change in control of MMC Capital as defined in the LTIP.  See  "Transactions  with
     Management and Others; Other Information" below.

     Mr.  Greenberg and Mr. Davis also  participate  in the carried  interest of certain of the other private equity funds managed by MMC Capital, including
     Trident  II,  L.P.  and  Trident  III,  L.P.  Participation  in the carried interest  for these  funds is not  governed  by the LTIP but  rather by the
     partnership   agreements   for  the  general   partners  of  those  various
     partnerships.   In  1999,  Mr.  Greenberg  purchased  general  and  limited partnership  interests  in the  general  partner of  Trident  II, a private equity fund managed by MMC Capital,  and in 1999,  2000 and 2003, Mr. Davis
     purchased general and limited partnership interests in the general partners of five private equity funds managed by MMC Capital,  including  Trident II and Trident III. These  purchases were made on an after-tax,  out-of-pocket basis. Mr.  Greenberg's and Mr. Davis' interests provide for participations in the carried  interest of these funds equal to  approximately  1% and 2%, respectively,  of the  profit  generated  by these  funds,  subject  to the achievement  of minimum  returns  for the  institutional  investors  in the funds. Messrs. Greenberg and Davis did not receive any payout in connection with these carried interest  participations in 2002, 2003 or 2004. Based on the carrying values contained in the financial  statements of these private equity  funds  as  of  December  31,  2004,  the  estimated  value  of  Mr.
     Greenberg's and Mr. Davis'  interests in future payouts in respect of these carried interest participations  aggregated  approximately $4.5 million and
     $7.7 million, respectively, in each case based on a liquidation value as of that date and subject to  realization  of  estimated  returns.  The carried interests may be subject to reduction or forfeiture in connection  with Mr.
     Greenberg's  and  Mr.  Davis'   termination  of  employment  under  certain
     circumstances.  In the event of a change in control  of MMC or MMC  Capital prior to a  termination  of  employment  other than for cause,  the carried interests  cannot be so reduced or  forfeited,  including  with  respect to subsequent investments. A change in control of MMC or MMC Capital would not result in accelerated  payment of any carried  interest to Mr. Greenberg or
     Mr. Davis. The  characterization of Mr. Greenberg's  termination is subject to resolution as described above. As a condition to receiving these carried interest participations,  Mr. Greenberg and Mr. Davis were also required to make after-tax,  out-of-pocket  investments at the time of the formation of the funds. Mr. Greenberg and Mr. Davis were not required to pay management, carried  interest  performance  or  other  fees in  connection  with  these investments  and, in certain cases,  were excused from  participating  in a particular investment in order to avoid the appearance of any inappropriate remuneration or as otherwise deemed advisable.  In 2000, Mr. Coster, in his capacity as an employee of Mercer  Consulting,  purchased on an  after-tax, out-of-pocket  basis, a limited partnership interest in a fund that invests alongside a private equity fund managed by MMC Capital.  Neither Mr. Coster nor  this  fund  is  required  to  pay  any  management,  carried  interest
     performance  or  other  fees  in  connection  with  this  investment.   See
     "Transactions with Management and Others; Other Information" below.

(6) Amounts shown for 2004 consist of the following: (a) matching contributions under the MMC Stock Investment Plan and Stock Investment Supplemental Plan of $43,200 for Mr. Greenberg, $54,000 for Mr. Davis, $54,000 for Mr.
     Cabiallavetta and $57,450 for Mr. Coster and (b) contributions by Putnam of $30,750 to the Putnam Profit Sharing Retirement Plan and $116,750 to the
     Putnam Executive Deferred Compensation Plan for Mr. Haldeman.

(7)  This amount  represents  the value,  as of the date of grant,  of a special
     10-year restricted stock grant to Mr. Greenberg of 187,500 restricted shares, as noted in the Compensation Committee Report beginning on page 22 of this proxy statement. The restricted stock was scheduled to vest in the year following completion of 10 years of service from the date of grant and was forfeited in connection with Mr. Greenberg's termination of employment in October 2004.

(8)  These amounts  represent the value,  as of the date of grant, of restricted
     Putnam Class B shares. The amount shown in 2004 for Mr. Haldeman represents the value, as of the date of grant, of restricted Putnam Class B Shares granted to Mr. Haldeman in January 2005 for 2004 performance. All grants of restricted Putnam Class B Shares include the right to dividend payments equal in amount to dividends paid on the outstanding Class A Shares of Putnam. The restricted Putnam Class B Shares vest at a rate of 25% a year beginning with the first anniversary of the date of the grant. Upon certain corporate events affecting Putnam or MMC, vesting of shares of restricted
     Putnam  Class B Shares  may be  accelerated.  At  December  31,  2004,  Mr.
     Haldeman had 72,063 restricted Putnam Class B Shares with an estimated aggregate value of $2,086,944 based on a valuation methodology for determining fair market value which at December 31, 2004 was $28.96 per share.

(9)  These amounts represent options to purchase Putnam Class B shares.

(10) Mr. Cabiallavetta's 2004 salary and bonus, denominated in US dollars, were $900,000 and $1,452,000, respectively. Approximately 60% of his 2004 salary and bonus was paid in Swiss Francs and was converted from US dollars to Swiss Francs using a fixed exchange rate of 1.53 CHF to 1 US$. The amounts shown in the table reflect fluctuating exchange rates in effect at the time of each payment to Mr. Cabiallavetta. Mr. Cabiallavetta's salary amount for 2003 and his bonus amounts for 2002 and 2003 have been revised from the amounts shown in last year's proxy statement to reflect the impact of fluctuating exchange rates in effect at the time of each payment.

                                       17


Option Grants in 2004

The table below describes MMC stock options granted in March 2004.

                                        Individual Grants(1)
                          ----------------------------------------------------        Potential Realizable Value
                           Number of    % of Total                                    at Assumed Annual Rates of
                           Securities    Options                                       Stock Price Appreciation
                           Underlying  Granted to   Exercise                              For Option Term(2)
                            Options     Employees    Price        Expiration    ------------------------------------
Name                        Granted      in 2004     ($/sh)          Date              5%($)           10%($)
------                    -----------  ----------  -----------  --------------  ------------------------------------
Michael G. Cherkasky....          --      0.0%           --               --               --                --
Jeffrey W. Greenberg(3).     220,000      2.4%        46.14        3/16/2014        6,383,784        16,177,761
Charles E. Haldeman.....          --      0.0%           --               --               --                --
Charles A. Davis........     125,000      1.3%        46.14        3/16/2014        3,627,150         9,191,910
Mathis Cabiallavetta....     132,000      1.4%        46.14        3/16/2014        3,830,270         9,706,657
Peter Coster............          --      0.0%           --               --
MMC Stockholders(4).....                                                       15,291,887,776    38,752,646,001

------------------------
(1)  Stock options shown in the table become  exercisable  25% a year  beginning one year from the date of grant.  The option  exercise price may be paid in cash or in shares of common  stock.  In the event of a change in control of
     MMC (as described in footnote 3 to the Summary  Compensation  Table above), all stock  options  will  become  fully  exercisable  and  vested,  and any restrictions  contained in the terms and  conditions  of the option  grants shall lapse.  If any payments made in  connection  with a change in control are subject to the excise tax imposed under the federal tax laws,  MMC will increase  the option  holder's  payment as necessary to restore such option holder to the same after-tax position had the excise tax not been imposed.

(2) The dollar amounts show the potential realizable value of the options at the end of their 10-year term assuming that the market price of MMC Stock appreciates in value from the date of grant at 5% and 10% annual growth rates, as required under SEC rules. The rates are not intended to be a forecast of future stock price appreciation. A zero percent stock price growth rate will result in a zero gain for all option holders.

(3) Stock options shown in the table for Mr. Greenberg were forfeited in connection with his termination of employment in October 2004.

(4) The dollar amounts are included for comparative purposes to show the aggregate gain that would be achieved by all holders of the outstanding stock of MMC at the assumed stock price appreciation rates at the end of the 10-year term of the MMC options granted on March 17, 2004 at an exercise price of $46.14.


                                       18


Aggregated Option Exercises in 2004 & Year-End Option Values

     The following table sets forth certain information concerning stock options exercised during 2004 and the number and value of unexercised in-the-money options at December 31, 2004.

                                                          Number of Securities Underlying        Value of Unexercised
                                                               Unexercised Options at          In-the-Money Options at
                                   Shares       Value            December 31, 2004              December 31, 2004 (1)
                                 Acquired on   Realized   _______________________________  ________________________________
Name                             Exercise(#)     ($)      Exercisable(#) Unexercisable(#)  Exercisable($)  Unexercisable($)
------                          ------------  ----------  -------------- ----------------  --------------  ----------------
Michael G. Cherkasky...........         --           --             --             --               --             --
Jeffrey W. Greenberg(2)........    540,000    5,496,950             --             --               --             --
Charles E. Haldeman............         --           --         39,050         61,550               --             --
                                        --           --         29,600(3)      69,600(3)            --             --
Charles A. Davis...............         --           --        732,500        462,500          455,500             --
Mathis Cabiallavetta...........         --           --        635,000        517,000               --             --
Peter Coster...................    210,000    5,936,813        645,000        245,000        1,721,500             --

------------------------
(1)  The value of unexercised in-the-money stock options at December 31, 2004 is presented  pursuant to SEC rules and is based on the fair  market  value of
     MMC Stock on December  31, 2004,  minus the grant price.  Fair market value with  respect  to MMC  stock  is  based  on the  closing  price on the NYSE
     Composite  Price Index on December 31, 2004 of $32.90 and,  with respect to the Putnam Class B Shares,  is based on a specified  valuation  methodology for determining fair market value which at December 31, 2004 was $28.96 per share. The actual amount,  if any,  realized upon exercise of stock options will depend  upon the market  price of MMC stock  relative to the  exercise price  per share at the time the stock  option  is  exercised.  There is no assurance  that  the  values  of  unexercised  in-the-money  stock  options reflected in this table will be realized.

(2) Mr. Greenberg's employment terminated on October 25, 2004. On that date, he exercised stock options to acquire 540,000 shares. All of Mr. Greenberg's unvested stock options were forfeited upon his termination of employment and the exercisability of his previously vested stock options ceased upon his termination of employment in accordance with the terms of the applicable grant documents.

(3)  Represents options to acquire Putnam Class B Shares.


                                       19


United States Retirement Program

     MMC maintains a United States retirement  program consisting of the Marsh &
McLennan Companies Retirement Plan, a non-qualified Benefit Equalization Plan and a non-qualified Supplemental Retirement Plan.

     The following table shows the estimated before-tax annual straight-life annuity benefit payable under these retirement programs to employees with the specified maximum average salary (average salary over the 60 consecutive months of employment that produces the highest average) and specified years of service upon retirement at age 65, after giving effect to adjustments for Social
Security benefits:

                                                              Years of Service
                                       ---------------------------------------------------------------
Maximum
Average Salary                           5         10         20         30          40         45
-------------                        --------   --------   --------   --------   --------   ----------
$   800,000........................   $75,502   $151,005   $302,010   $441,512   $521,512     $561,512
$   900,000........................   $85,502   $171,005   $342,010   $499,512   $589,512     $634,512
$ 1,000,000........................   $95,502   $191,005   $382,010   $557,512   $657,512     $707,512
$ 1,100,000........................  $105,502   $211,005   $422,010   $615,512   $725,512     $780,512
$ 1,200,000........................  $115,502   $231,005   $462,010   $673,512   $793,512     $853,512
$ 1,300,000........................  $125,502   $251,005   $502,010   $731,512   $861,512     $926,512
$ 1,400,000........................  $135,502   $271,005   $542,010   $789,512   $929,512     $999,512
$ 1,500,000........................  $145,502   $291,005   $582,010   $847,512   $997,512   $1,072,512

     The compensation of participants  used to calculate the retirement  benefit consists of regular  salary as disclosed  in the "Salary"  column of the Summary
Compensation  Table and  excludes  bonuses and other forms of  compensation  not regularly  received.  Mr. Cherkasky did not participate in MMC's U.S. retirement program in 2004. He became eligible to participate in the retirement  program as of January 1, 2005.  Mr.  Haldeman  participates  in the Putnam  Profit  Sharing
Retirement Plan and related plans and not in MMC's U.S. retirement program.  For the  other  individuals  named  in the  Summary  Compensation  Table,  the  2004 compensation  used to  calculate  the maximum  average  salary and the number of years of credited  service are as follows:  Mr. Davis,  $900,000,  8 years;  Mr.
Cabiallavetta,  $900,000,  7 years  and Mr.  Coster,  $950,000,  44  years.  The estimated  before-tax  annual  straight-line  annuity benefit for Mr.  Greenberg under the retirement  program is $205,592,  beginning at age 65. This benefit is based on a maximum  average  salary of $1,090,000 and  approximately  9 years of credited service.


                                       20


Employment Agreements

Mr. Cherkasky
     Mr. Cherkasky was president and chief executive officer of Kroll before its acquisition by MMC. In connection with MMC's acquisition of Kroll in July 2004, Kroll and Marsh USA, Inc. entered into an employment agreement with Mr.
Cherkasky (the  "Agreement")  governing the terms of his continuing  employment.
The Agreement was effective as of July 7, 2004, the effective date of MMC's acquisition of Kroll, and has a four-year term, subject to renewal upon agreement of the parties. Under the Agreement, Mr. Cherkasky is entitled to an annual base salary of at least $750,000, and is eligible for an annual bonus with a target range of 100-160% of his base salary (with a minimum guaranteed bonus of 160% of base salary for each of 2004 and 2005), prorated for any partial years. Mr. Cherkasky is also eligible to participate in MMC's long-term incentive compensation plans and employee benefit programs on the same terms as similarly situated executives, and he will be entitled to post-employment medical benefits.

     Under the Agreement, Mr. Cherkasky received a cash bonus of $6,390,000 from Kroll immediately prior to MMC's acquisition of Kroll, in exchange for his release of claims under his previous employment agreement with Kroll, and his continued employment with Kroll through such date. Also on such date, Kroll paid to Mr. Cherkasky $327,500, representing his accrued but unpaid annual bonus through June 30, 2004. The Agreement provides that if either of these bonus payments results in Mr. Cherkasky's being subject to the "golden parachute" excise tax, Marsh would make an additional payment to Mr. Cherkasky such that the net amount received by him is equal to the amount he would have received had the excise tax not been applicable.

     In  addition  on the  effective  date of MMC's  acquisition  of Kroll,  Mr.
Cherkasky received a retention award of MMC restricted stock units having a fair market value on the date of grant of $3,000,000. The restricted stock units will vest on the fourth anniversary of the date of grant, subject to Mr. Cherkasky's continued employment through such date. If Mr. Cherkasky's employment is terminated other than for cause (as defined in the Agreement) or if he resigns for "good reason" (as defined in the Agreement), Mr. Cherkasky will be entitled to receive his accrued salary and bonus and, subject to the execution by Mr.
Cherkasky of a mutual release of claims, he will be entitled to a lump sum payment equal to his annual base salary, as well as vesting of the MMC restricted stock units described above.

Mr. Greenberg
     Mr.  Greenberg's  employment  with MMC  terminated  on October 25, 2004. On
November 9, 2004, MMC entered into a letter of understanding  with Mr. Greenberg
(the "Letter") confirming certain arrangements regarding his termination of employment. The Letter provides that in the absence of an agreement as to the characterization of Mr. Greenberg's termination of employment, both MMC and Mr.
Greenberg will be free to maintain their respective positions with regard to Mr.
Greenberg's termination of employment. The Letter confirms that Mr. Greenberg is entitled to COBRA continuation of health care coverage in accordance with applicable law. MMC also agreed to provide Mr. Greenberg with an off-site office and secretary, and continuation of security, for six months from the date of his termination of employment.


                                       21


                          Compensation Committee Report

     This report is submitted  to the  stockholders  of MMC by the  Compensation
Committee (the "Committee") of the board of directors. The Committee consists solely of non-executive directors who are independent, as determined by the board in accordance with MMC guidelines and New York Stock Exchange listing standards. The Committee met ten times in 2004.

     By its charter, the Committee is charged with reviewing and approving MMC's compensation philosophies and overseeing the development and implementation of compensation programs for the CEO and other senior executives. The Committee determines the compensation of MMC's chief executive officer ("CEO"), approves the compensation of other senior executives and makes recommendations to the board of directors with respect to incentive compensation plans and equity-based plans. This report reflects the Committee's executive compensation policies, plans and actions and describes the Committee's activities in response to MMC's changing business environment in 2004.

Tax Deductibility of Executive Compensation
     Federal tax law limits the ability of publicly-traded companies to secure an income tax deduction for compensation paid to certain highly compensated individuals. The Committee's policy is to take actions deemed to be in the best interests of MMC and its stockholders, recognizing, however, that achieving the desired flexibility in the design and delivery of compensation may result in compensation that is not in all instances deductible for federal income tax purposes because of the restrictions set forth in Section 162(m) of the Internal
Revenue Code.

Executive Compensation Philosophy and
Approach
     The compensation program for senior executives of MMC and its subsidiaries comprises:

   o Base salary

   o Annual performance-based incentive compensation, and

   o Long-term incentive compensation.

     The Committee intends that the level, composition, and terms and conditions of each component of compensation enable MMC to attract, retain and motivate the
most  highly  qualified  and  capable   professionals   available  to  lead  the
organization's  diverse  businesses.  The Committee  also seeks to ensure that a substantial portion of senior executives' long-term  compensation is tied to the long-term  performance  of MMC and  MMC's  stock  price.  These  principles  are reflected in the actions discussed below relating to salaries,  annual incentive awards and long-term compensation.

     Independent Professional Advice: The Committee reviews periodically the levels and components of executive compensation and utilizes an independent compensation consulting firm to provide data, to offer professional observations regarding the compensation practices of comparable companies and to advise the Committee on specific executive compensation subjects that arise.

     In early 2004, the Committee requested and received advice from its independent compensation consultant with respect to 2003 bonus awards paid in 2004 and the planning of equity grants for 2004. The Committee considered the nature of equity grants to be made to senior executives in light of the purpose of different forms of equity grants and the appropriate balance of incentives.
The Committee also considered the prospective expensing of stock option grants and the rate of share utilization under MMC's long-term incentive plans. Based on the foregoing considerations, the Committee decided to adjust the balance of equity grants relative to prior years by reducing the number of stock options granted and replacing a portion of that value with restricted stock that vests after seven years.

     In late 2004, the Committee engaged a new independent compensation consulting firm and independent legal counsel to assist in addressing issues arising in late 2004 and to provide advice on prospective changes to MMC's executive compensation programs.

     Putnam:   Members  of  Putnam's  senior  management  group  (including  Mr.
Haldeman)  participate in a compensation  program  designed over time to support
Putnam's business needs and reflect its marketplace. Annual incentive awards for
Putnam  executives  are made under  plans that are funded  based on the level of
Putnam's earnings,  earnings growth,  annual plan funding agreements with MMC or
predetermined  plan  formulae.   Long-term  incentive  compensation  for  Putnam
execu-


                                       22


tives is in the form of restricted stock and stock options with respect to Class
B shares of Putnam. Putnam employees may also be considered for grants of MMC restricted stock and/or options from time to time. Because employees of Putnam participate in a compensation program specific to Putnam, the discussion provided in the following sections of this report relating to the incentive compensation of MMC's senior executives excludes Putnam.

Base Salary
     Base salaries of senior executives are intended to reflect their roles and responsibilities and be competitive with respect to the relevant marketplace as to the availability of talent and compensation levels. In general, a senior executive's base salary is adjusted when an adjustment is necessary to reflect a change in the individual's responsibilities, growth in their job role or when market or internal equity conditions may warrant. In January 2004, Mr.
Haldeman's salary was increased, effective November 2003, to reflect his increased responsibilities as a result of his becoming president and chief executive officer of Putnam in November 2003. Base salaries for the other senior executives named in this proxy statement were not changed in 2004.

Annual Incentive Compensation
     Incentive compensation for 2004 was influenced by events associated with the New York Attorney General's investigation and lawsuit, management changes, disparate performance among the businesses and overall enterprise results. As such, the determination of awards, in aggregate and for individuals, posed major challenges.

     The 2004 annual incentive compensation for senior executives was in the form of a cash bonus. The size of the annual incentive award pool is based on earnings and reflects MMC's net operating income performance. For 2004, the Committee approved annual incentive awards that were less than the pool, reflecting events of 2004 and new management's judgment regarding appropriate levels of incentive compensation for 2004.

     With respect to individual annual incentive awards, the Committee exercises its judgment, giving predominant weight to the performance of the senior executive's business unit (measured by net operating income) and also weighing
MMC's overall performance and the CEO's recommendation and evaluation of the senior executive's performance and ongoing role within the organization.

     In general, annual incentive awards for 2004 were lower than for 2003. For those senior executives eligible for annual incentive awards for both 2003 and 2004, the average award for 2004 was down by 28% from 2003.

Long-Term Compensation
     Purpose: The Committee believes that retaining and motivating the senior executives of MMC by fostering stock ownership is essential to continuing success. The Committee has relied historically on a combination of 10-year restricted stock and stock options as incentives and rewards for senior executives to reinforce a longer-term perspective and to link senior executives' financial interests over time with those of stockholders. In addition, under voluntary deferral programs, a supplemental restricted stock unit award with vesting requirements may be granted as an additional inducement for long-term stock ownership.

     2004 Program: In March 2004, the Committee made long-term incentive grants to MMC senior executives in the form of 10-year restricted stock, 7-year restricted stock and stock options. As noted earlier in this Report, the stock option component of senior executives' long-term incentive grants was reduced, with a portion of the remaining value replaced by 7-year restricted stock.
Within this framework, the mix and value of long-term incentive grants for senior executives (other than the CEO) are approved by the Committee based on the recommendations of the CEO.

     The long-term restricted stock awards granted to senior executives vest in the year following completion of either 10 years of service or 7 years of service from the date of grant, with no annual incremental vesting. Stock options granted to senior executives have an exercise price equal to the fair market value of MMC stock on the trading day prior to the date of the grant and generally vest ratably over 4 years of service from the date of grant.

     Individual grant levels reflect the Committee's judgment based on a number of factors, including the senior executive's role, performance and potential for future contributions to the long-term success of MMC.

     Prospective Program: The Committee believes that MMC's overall compensation strategy must evolve in line with the company's developing


                                       23


business model and operating environment. Accordingly, the Committee, together with its independent compensation consultant, intends to reconsider the nature and levels of long-term compensation in light of these developments. The
Committee expects this process to result in an approach to long-term incentives that may differ from past practice, utilizing a mix of stock options, restricted stock and other performance-based equity vehicles to ensure that critical business objectives and measures are addressed and that pay for performance is paramount in the design of a balanced program.

     Proposed Option Exchange: The Committee believes that the effectiveness of MMC's long-term incentive program-and of the Committee's proposed changes to that program-is significantly weakened as a result of the substantial number of stock options that are significantly underwater (i.e., the exercise price exceeds the current stock price for MMC common stock). These stock options are not serving an effective retention and incentive function and may hinder the Committee's ability to ensure that MMC's long-term compensation program has a strong future performance orientation.

     The Committee addressed this situation, with significant background and analysis provided by its independent advisors. The Committee engaged in in-depth discussions, over multiple meetings, of the merits of, and issues associated with, a stock option exchange. The Committee concluded that stockholder interests are best served by a stock option exchange program that is designed in line with "best practices" and that supports a long-term perspective as part of an appropriate incentive compensation program. The proposed stock option exchange program is included in this proxy statement for stockholder approval.

     Under the proposed program, eligible optionholders may elect to exchange certain MMC stock options for new unvested stock options representing the right to purchase fewer shares with an exercise price equal to the fair market value of MMC common stock at the time of the exchange. As described in more detail on pages 31-34 of this proxy statement:

   o Only stock options underwater by 25% or more would be eligible for the exchange program,

   o Exchange ratios would be set with the intention that optionholders receive stock options representing the right to purchase that number of shares of MMC common stock such that each new option would have a Black-Scholes value equal to 90% of the Black-Scholes value of the exchanged option, and

   o New options would be unvested for at least two years.

     The exchange would reduce the total number of shares subject to options, thereby reducing the potential dilutive effect of MMC's equity plans. MMC's current and former most senior executive officers would be excluded from the exchange program.

CEO Compensation
     Mr. Greenberg served as CEO of MMC until the termination of his employment on October 25, 2004, and Mr. Cherkasky became CEO of MMC on that date.

     Mr. Greenberg: Mr. Greenberg's annualized base salary for 2004 was $1,200,000, unchanged since January 1, 2000. The Committee did not award Mr.
Greenberg an annual incentive award for 2004.

     In March 2004, Mr. Greenberg received long-term  incentive grants of 18,300 shares of 10-year restricted stock, 74,000 shares of 7-year restricted stock and
220,000 stock options. Mr. Greenberg also received a supplemental grant of 2,700 restricted stock units under a voluntary deferral program in connection with his deferral of  previously  granted  restricted  stock units.  As described in last year's  report,  in  2002  and  2003,  the  Committee  utilized  an  independent
compensation   consulting   firm  to  assist  in  evaluating   Mr.   Greenberg's
compensation.  As a  result  of  that  study,  the  Committee,  in  March  2003, established a program for a series of special 10-year restricted stock grants to
Mr. Greenberg.  In March 2004, Mr. Greenberg was granted the second  installment of 187,500 shares of 10-year restricted stock pursuant to this program.

     All of the 2004 equity grants made to Mr. Greenberg,  including the special
10-year restricted stock award, were forfeited upon the termination of his employment in October 2004.


                                       24


     Mr.  Greenberg  had no  individual  employment  agreement or  retirement or severance arrangement with MMC. Following the termination of his employment, MMC entered into a letter of understanding with Mr. Greenberg  (described on page 21
of  this  proxy  statement)   confirming  certain  arrangements   regarding  his
termination of employment.

     Mr. Cherkasky:  In connection with MMC's acquisition of Kroll in July 2004,
Mr. Cherkasky, Kroll and Marsh USA, Inc. entered into an employment agreement governing the terms of Mr. Cherkasky's continuing employment by Kroll. Mr.
Cherkasky's compensation for 2004 was determined by the terms of the employment agreement, which has not been modified to reflect his increased responsibilities as a result of his becoming chief executive officer of Marsh and MMC. The
Committee intends to reconsider Mr. Cherkasky's employment agreement, including the compensation elements, in light of his current role.

     Under the employment agreement, which is described on page 21 of this proxy statement, Mr. Cherkasky's annual base salary is $750,000 and his minimum annual bonus for 2004 is 160% of his base salary. For 2004, Mr. Cherkasky received a pro-rata portion of his annual salary and bonus of $373,965 and $600,000, respectively.

     Under the employment agreement, in connection with his initial employment, Mr. Cherkasky also received a retention grant of MMC restricted stock units
(66,719  units)  having a fair market value on the date of grant of  $3,000,000.
The restricted stock units will vest on the fourth anniversary of the date of grant.

Other Matters
     The Committee has been involved in a number of other executive employment and compensation matters related to the impact on MMC of the New York State
Attorney General's investigation and lawsuit. This includes work by the Committee evaluating the status of executives who have resigned or terminated employment and the nature of any related separation arrangements.

     The Committee has also discussed how current and new incentive vehicles, together with the use of employment agreements, could be structured in the short term and, more broadly, over the long-term, to enhance retention of key employees and to provide appropriate motivation and rewards in a balanced fashion. The Committee, together with its independent compensation consultant and MMC management, has taken a number of steps to address this. It is expected that this work will continue in 2005.

     Special Retention Awards: Immediate business priorities formed the basis for retention awards to certain key employees in Marsh, Mercer and Putnam, based on recommendations from MMC and operating company management. Retention awards were intended to stabilize the businesses, retain key personnel and offer near-term incentives in light of the environment and business needs.

     The Committee has availed itself of an independent compensation consultant and legal counsel to advise on these matters and related longer term issues.

Conclusion
     MMC faced  extraordinary  challenges in 2004.  These  challanges put unique demands on the  frequency,  nature and prominence of the  Committee's  work. The
Committee   addressed  critical  immediate   compensation,   organizational  and
management  issues  while  taking the initial  steps with  management  to create long-term  compensation  programs  that  reflect  MMC's  situation  as a changed company with new business imperatives and performance expectations.


                     Submitted by the Compensation Committee
                          of the MMC Board of Directors

             Lewis W. Bernard              The Rt. Hon. Lord Lang of Monkton, DL
             Robert F. Erburu                         Morton O. Schapiro
               Oscar Fanjul


                                       25


Stock Performance Graph

     The following  graph compares MMC's  cumulative  total  stockholder  return
(rounded to the nearest  whole  dollar) on its stock,  the Standard & Poor's 500
Stock Index and a company-constructed composite industry index, consisting of Aon Corporation, Arthur J. Gallagher & Co., Franklin Resources, Inc. and T. Rowe
Price Group, Inc., over the five-year period from December 31, 1999 through December 31, 2004.



                              [LINE CHART OMITTED]



                           1999     2000     2001     2002     2003     2004

MMC                         100      124      117      102      110       78
S&P 500                     100       91       80       62       80       89
Composite Industry Index    100      110      107       84      122      149

     Assumes $100 invested at the closing price on December 31, 1999 with dividends reinvested on the date of payment without commissions. This table does not forecast future performance of MMC common stock.


                                       26


           TRANSACTIONS WITH MANAGEMENT AND OTHERS; OTHER INFORMATION

     From time to time, in the ordinary course of business and on commercial terms, MMC and its subsidiaries may provide services to, or in connection with transactions involving, investment funds and their portfolio companies managed or advised by MMC Capital, in which various executive officers and directors of MMC have direct or indirect interests. Such services include:

   o acting as an insurance or reinsurance  broker;

   o consulting;

   o transaction advisory services; or

   o investment management.

     A portion of the fees received by MMC Capital from portfolio  companies for transaction, management or other advisory services is dedicated to the LTIP pool
described  in  footnote  5  to  "Compensation  of  Executive   Officers--Summary
Compensation Table".

     The aggregate amount received for all such services rendered in 2004 by MMC and its subsidiaries was approximately $18.7 million. This amount predominantly consists of insurance brokerage and related payments made by portfolio companies to MMC subsidiaries relating to insurance and reinsurance placements with such insurers in the normal course of business.

     On February 28, 2005, MMC signed a non-binding letter of intent providing for the transfer of MMC Capital's business, including the management of the Trident Funds, to a company to be formed by MMC Capital's senior management, including its chairman and chief executive officer, Charles A. Davis. Mr. Davis is currently an executive officer of MMC. The transfer is expected to close by the end of the second quarter 2005. Following the closing of the transaction, Mr. Davis will no longer be an executive officer of MMC. As part of the transaction, MMC will cease to have any role in decisions related to the investment or disposition of investments in the funds. In addition, MMC will enter into a strategic alliance agreement with the acquisition company pursuant to which MMC will remain a resource to the acquisition company for the remainder of the investment period of Trident III in connection with the fund's pursuit of certain investment opportunities. Under the terms of the letter, management of MMC determined to transfer certain assets of the business in exchange for approximately $3.2 million, the net asset value as of December 31, 2004. The purchase price is subject to certain pre-closing adjustments. The purchase price may be deferred for up to twelve months and any deferred amount will accrue interest at one-year LIBOR as of the closing date plus 200 basis points. MMC will retain its existing carried interest in Trident II equal to 10% of the profit generated by the fund, subject to the achievement of the required minimum return for the limited partners in the fund. For Trident III, MMC will reduce its capital commitment to the fund as a limited partner from $298 million to $200 million and will reduce its carried interest from 10% to 5% of the profit generated by the fund, also subject to achievement of the required minimum return for the limited partners in the fund. The reduction of carried interest for Trident III will be allocated to the investment team of the acquisition company including a portion to Mr. Davis, who currently is entitled to 1.75% of the profit generated by Trident III pursuant to his carried interest allocation in the fund. MMC has agreed to sublease to the acquisition vehicle 12,881 square feet of space for approximately 9 1/2 years at a gross annual cost of $55 per square foot. The LTIP and carried interest arrangements will not be terminated in connection with the proposed transfer of the MMC Capital business and will be modified for Trident III as noted above; however, employees of MMC Capital who transfer to the acquisition vehicle will waive any accelerated vesting or payment under the LTIP and the carried interest arrangements. For purposes of other outstanding employee equity awards and benefits held by employees of MMC
Capital who transfer to the acquisition vehicle, they will be treated as having been involuntarily terminated without cause or, for eligible employees, as having elected early retirement.

     On February 26, 2005, Salvatore D. Zaffino, chairman and chief executive officer of Guy Carpenter & Co., Inc., was made an executive officer of MMC. Mr.
Zaffino's son, Peter Zaffino, is a managing director of Guy Carpenter and earned
$570,000 in salary and bonus in 2004, plus certain other stock options and awards that vest over a number of years. Peter Zaffino also received a retention award in late 2004 of $270,000, payable quarterly throughout 2005 in either cash or MMC stock at the Company's discretion. Mr. Garrett Benton, son-in-law of Salvatore D. Zaffino and a vice president of Guy Carpenter, earned $103,833 in salary and bonus in 2004.


                                       27


             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires MMC's directors and executive officers, and persons who own more than ten percent of the common stock of MMC, to file with the SEC and the New York Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of MMC stock. Such persons are also required by SEC regulation to furnish MMC with copies of all Section 16(a) forms they file. To MMC's knowledge, based solely on a review of the copies of such reports furnished to MMC and written representations that no other reports were required, during 2004 all Section 16(a) filing requirements applicable to such individuals were complied with, except for one report covering one transaction filed late by Mr.
Charles E. Haldeman, and two reports covering two transactions filed late by Mr.
Robert J. Rapport.


ITEM 2

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit  Committee has recommended the selection of Deloitte & Touche LLP as our independent  registered  public accounting firm for the 2005 fiscal year,
subject  to  stockholder   ratification.   Deloitte  &  Touche  will  audit  our
consolidated  financial  statements for fiscal 2005 and perform other  services.
Deloitte & Touche acted as MMC's  independent  registered public accounting firm for the year ended December 31, 2004. A Deloitte & Touche representative will be present at the meeting,  and will have an opportunity to make a statement and to answer your questions.

     The affirmative vote of a majority of the shares of MMC stock present or represented and entitled to vote at the annual stockholders meeting is required to ratify the appointment of Deloitte & Touche LLP. Unless otherwise directed in the proxy, the persons named in the proxy will vote FOR the ratification of Deloitte & Touche LLP. The board recommends you vote FOR this proposal.


Fees of Independent Registered Public
Accounting Firm
     For the fiscal years ended December 31, 2004 and 2003, fees for services provided by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates were as follows:

                                     Fees                                          2004           2003
---------------------------------------------------------------------------    ---------------------------

   Audit Fees for the audit of MMC's annual financial statements, the audit of the effectiveness of MMC's controls over financial reporting and reviews of the financial statements included in MMC's quarterly reports on Form 10-Q, including services in connection
   with statutory and regulatory filings or engagements....................    $15,450,000     $9,675,000

   Audit-Related Fees, including fees for audits of employee benefit plans, computer and control related audit services, agreed-upon procedures, merger and acquisition assistance and other accounting
   research services.......................................................     $5,485,000     $3,680,000

   Tax Fees for tax consulting and compliance services not related
   to the audit............................................................     $1,465,000     $1,395,000

   All Other Fees..........................................................     $       --     $       --


                                       28


     The Audit  Committee has adopted a policy  regarding  pre-approval of audit and  non-audit  services  provided  by  Deloitte  &  Touche  LLP to MMC  and its subsidiaries.  The policy  provides the guidelines  necessary to adhere to MMC's
commitment  to  auditor   independence   and  compliance   with  relevant  laws,
regulations and guidelines relating to auditor independence. The policy contains a list of  prohibited  non-audit  services,  and sets forth four  categories  of permitted services (Audit,  Audit-Related,  Tax and Other), listing the types of permitted  services in each  category.  All of the  permitted  services  require pre-approval  by the Committee.  In lieu of Audit  Committee  pre-approval on an engagement-by-engagement  basis,  each  category  of  permitted  services,  with reasonable detail as to the types of services  contemplated,  is pre-approved as part of the annual budget approval by the Audit  Committee.  Permitted  services not  contemplated  during  the budget  process  must be  presented  to the Audit
Committee for approval prior to the commencement of the relevant engagement. The
Audit  Committee  chair,  or, if he is not  available,  any other  member of the
Committee,  may grant  approval for any such  engagement if approval is required prior to the next scheduled meeting of the Committee. At least twice a year, the
Audit  Committee  is  presented  with a report  showing  amounts  billed  by the independent  auditor compared to the budget approvals for each of the categories of permitted services. The Committee reviews the suitability of the pre-approval policy at least annually.

                             AUDIT COMMITTEE REPORT

     The primary function of the Audit Committee is to assist the board of directors in its oversight of MMC's financial reporting process. The Committee operates pursuant to a charter approved by the MMC board. Management is responsible for MMC's financial statements, the overall reporting process and the system of internal control, including internal control over financial reporting. The independent registered public accounting firm ("independent auditors") is responsible for conducting annual audits and quarterly reviews of MMC's financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles in the United States of America and expressing an opinion on management's annual assessment of internal control over financial reporting.

     In the  performance of its oversight  function,  the Committee has reviewed and  discussed  the audited  financial  statements  as of and for the year ended
December 31, 2004 with  management and the independent  auditors.  The Committee has also  discussed  with the  independent  auditors the matters  required to be discussed by Statement on Auditing  Standards No. 61,  Communication  with Audit
Committees.  Finally, the Committee has received the written disclosures and the letter from the independent  auditors  required by Independence  Standards Board
Standard No. 1, Independence  Discussions with Audit Committees,  has considered whether the provision of other non-audit services by the independent auditors to
the  Company  is  compatible  with   maintaining   the   independent   auditor's
independence  and has  discussed  with the  independent  auditors the  auditors'
independence.

     It is not the duty or  responsibility  of the Committee to conduct auditing
or   accounting   reviews  or   procedures.   In  performing   their   oversight
responsibility,  members of the Committee rely without independent  verification on the  information  provided  to  them,  and on the  representations  made,  by management and the independent accountants.  Accordingly,  the Audit Committee's oversight does not provide an independent basis to determine that management has
maintained   appropriate   accounting  and  financial  reporting  principles  or
appropriate  internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit
Committee's considerations and discussions do not assure that the audit of MMC's financial  statements has been carried out in accordance with generally accepted auditing standards or that the financial  statements are presented in accordance with generally accepted accounting principles.


                                       29


     Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the board that the audited financial statements referred to above be included in MMC's Annual
Report on Form 10-K for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission.


                        Submitted by the Audit Committee
                          of the MMC Board of Directors

             Zachary W. Carter                     Gwendolyn S. King
                Oscar Fanjul                         David A. Olsen
             Stephen R. Hardis                        Adele Simmons


                                       30


ITEM 3

                PROPOSAL TO APPROVE THE AMENDMENT OF MMC'S EQUITY
           COMPENSATION PLANS TO PERMIT AN EXCHANGE OF CERTAIN OPTIONS

     The board of directors proposes that the Marsh & McLennan  Companies,  Inc.
2000 Senior  Executive  Incentive  and Stock Award Plan and the Marsh & McLennan
Companies, Inc. 2000 Employee Incentive and Stock Award Plan, and any applicable predecessor plans (collectively, the "Plans") be amended to expressly permit a one-time voluntary exchange of certain deeply underwater outstanding stock options for new options covering fewer shares.

Introduction
     After careful consideration,  the board of directors has determined that it would be in the best  interests  of MMC and its  stockholders  to offer  certain
current   employees  the  opportunity  to  exchange  certain  deeply  underwater outstanding stock options for new options covering fewer shares.

     The proposed stock option exchange program (which we also refer to as the exchange offer) will reduce the number of shares subject to options because participating employees will receive new options representing the right to purchase fewer shares, and shares underlying the tendered options that are not subject to new options granted under the exchange offer will be cancelled and not be re-available for future awards. The new options will have an exercise price equal to the fair market value of MMC's common stock as of the grant date of the new options. The number of shares underlying the new options is based on the exchange ratios described below.

     MMC's compensation philosophy is intended to attract, retain and motivate employees using an appropriate mix and levels of cash and equity compensation.
Stock options are an important part of the compensation program for our employees. In that, they can advance the interests of MMC and its stockholders by providing mutuality of interest between employees and stockholders.

     MMC's stock price decline has posed a major challenge to the overall goal of retaining and motivating employees-those employees whom the Company and stockholders rely upon to move the Company forward. Most of the stock options that were granted in recent years now have exercise prices significantly higher than the current trading price of MMC's common stock and, as such, are ineffective as retention or incentive tools for future performance. As of March
21,  2005,  there were  outstanding  options to purchase an aggregate of over 86 million shares of MMC's common stock, with exercise prices ranging from $13.09 to $62.33. Of these options, approximately 75% are 25% or more underwater, based on the fair market value of MMC's common stock as of that date.

     The magnitude of this problem weakens significantly the effectiveness of the Company's long-term incentive program and detracts from the effectiveness of overall compensation.

     The exchange offer has been designed with the objectives of reinforcing the retention and motivation value of the options and balancing the interests of employees and stockholders. Wherever possible, we have incorporated market "best practices" to address the key concerns of stockholders. These include:

   o The exchange offer is designed to reduce the overall number of shares subject to options.

   o MMC's most senior executive officers will not be eligible to participate in the exchange offer.

   o Only outstanding stock options underwater by 25% or more will be eligible for the exchange offer.

   o Exchange ratios will be set with the intention that each new stock option would have a value that is equal to 90% of the Black-Scholes value of the exchanged stock option.

   o New vesting requirements will reinforce employee retention and ensure that those who are to benefit from future gains will remain with the Company through the next few critical years.

   o The term of the new options will be identical to the remaining term of the exchanged options.

Description of Stock Option Exchange Offer
     Offer to Exchange Options. Under the proposed exchange offer, eligible employees will be given the opportunity to exchange their eligible stock options for new options representing the right to purchase fewer shares. If the amendments


                                       31


permitting  the  exchange  offer are  approved  by  stockholders  at the  annual
stockholders   meeting,  we  intend  to  initiate  the  exchange  offer  shortly thereafter,  meaning that we would expect to grant the new options no later than
July 1, 2005,  subject  to any  legal  requirements  in  non-U.S.  jurisdictions affecting  participation  in the  exchange  offer.  The  Compensation  Committee reserves the right to exclude from the exchange offer the  optionholders  in any jurisdiction  in which  participation  in the exchange offer is not  practicable under the laws of such jurisdiction.

     Participation in the exchange offer will be voluntary, with any election to participate made on a grant-by-grant basis.

     Eligible  Employees.  The exchange offer  generally will be open to current employees  who hold  eligible  options  (as  described  in the next  paragraph), including employees of our subsidiaries,  other than our most senior executives.
All of our current named  executive  officers,  as well as any current or former executive  officers  covered by Section 16 under the Securities  Exchange Act of
1934  ("Section  16") prior to 2005 will be excluded  from the  exchange  offer.
Executive  officers who became subject to Section 16 in 2005 will be eligible to
participate  in the exchange  offer.   Up to 5,000 employees will be eligible to
participate.

     Eligible Options. The options eligible for exchange will be outstanding options granted by MMC under the Plans to eligible employees that are at least
25% underwater, based on the fair market value of MMC's common stock as of a date shortly before commencement of the exchange offer.

     As of March 21, 2005, the market price of MMC's common stock was $30.59 per share. At that price, only options with an exercise price of $40.79 or greater would be eligible for the exchange.

     Exchange Ratio. Each eligible option tendered for exchange will be exchanged for new option representing the right to purchase that number of shares of MMC common stock such that the new option would have a Black-Scholes value equal to 90% of the Black-Scholes value of the tendered option, based on the fair market value of MMC's common stock as of a date shortly before commencement of the exchange offer. Black-Scholes is a widely recognized and accepted option valuation methodology that provides an estimate of what an outside investor would be willing to pay for an option with similar terms.
Because the values are estimates, actual gains could be higher or lower based on actual stock price performance. The Compensation Committee will utilize its independent compensation consultant to establish the Black-Scholes values used in determining the exchange ratios.

     Exchange ratios will vary based on the exercise price and remaining term of the tendered option, as well as the fair market value of MMC's common stock as of a date shortly before commencement of the exchange offer. The following table identifies exchange ratios for most of the options granted between 1999 and 2004, under a range of values for MMC common stock.

                       Illustrative Exchange Ratios (Number of
                          Shares Underlying Tendered Options
                        for Each Share Underlying a New Option)
                            By Grant Year (Exercise Price)
  Fair Market   -----------------------------------------------------
 Value of MMC     1999     2000     2001     2002     2003     2004
 Common Stock   ($37.77) ($43.63) ($46.10) ($56.00) ($42.99) ($46.14)
--------------  -------- -------- -------- -------- -------- --------
    $26.00         2.7      3.4      3.3      4.5      2.3      2.4
    $28.00         2.2      2.8      2.8      3.7      2.0      2.1
    $30.00         n/a      2.4      2.4      3.2      1.8      1.9
    $32.00         n/a      2.0      2.1      2.8      1.6      1.7
    $34.00         n/a      n/a      1.8      2.5      n/a      1.6

     Depending on the fair market value of MMC's common stock, and assuming that all eligible options are tendered for exchange, we anticipate that new options representing the right to purchase between approximately 18 million and 29 million shares of MMC common stock will be granted.

     Exercise Price of New Options. All new options will have an exercise price equal to the fair market value of MMC's common stock as of the new grant date.

     Vesting of New Options. The new options will be unvested when they are granted and will vest on the later of the second anniversary of the new option grant date or the vesting date of the tendered option.

     Term of New Options. Each new option will have the same remaining term as the option tendered for exchange.

     Other Terms and Conditions of New Options. The other terms and conditions of the new options will be substantially similar to those of the tendered options they replace. The new options will be granted under the Plans and will be


                                       32

nonqualified  stock  options  for  U.S.  federal  income  tax  purposes.

     Shares Available for New Awards. Under the existing terms of the Plans, all shares underlying outstanding options would become re-available for future awards. However, under the option exchange proposal, the shares underlying outstanding options tendered for exchange that are not subject to new options granted under the exchange will not become re-available for future awards under the Plans. This aspect of the proposed option exchange program is designed to reduce the potential dilutive effect of the Plans on stockholders' interests.

     Implementation  of the Stock Option Exchange Offer.  The board of directors authorized the option  exchange offer on February 26, 2005,  subject to approval by our stockholders of the amendments to the Plans. If stockholders  approve the amendments to the Plans to allow the exchange offer,  eligible employees will be offered the  opportunity  to participate in the exchange offer under an Offer to
Exchange filed with the Securities  and Exchange  Commission and  distributed to all eligible employees. Employees will be given a period of at least 20 business days in which to accept the  offer.  For those  employees  who accept the offer, their  eligible  options  will be cancelled  immediately  after the offer period expires.  The new options will be granted  immediately after the period expires.
If  the  Plan   amendments   permitting  the  exchange  offer  are  approved  by
stockholders  at the annual  meeting,  we intend to initiate the exchange  offer shortly  thereafter,  meaning  that we would  expect to grant the new options no later  than  July  1,  2005,  subject  to  any  legal  requirements  in  foreign jurisdictions affecting the timing of grants in those jurisdictions.

     Accounting  Treatment.  We plan to adopt Statement of Financial  Accounting
Standards No. 123 (revised  2004)  Share-Based  Payment ("FAS  123(R)") no later than  July 1,  2005.  From the date of the offer  until  MMC's  adoption  of FAS
123(R),   the  options  eligible  for  exchange  will  be  subject  to  variable accounting.  There will be no  compensation  charges against our earnings unless the price of MMC stock  exceeds  the  exercise  price of options  subject to the exchange  offer prior to MMC's  adoption of FAS 123(R).  As of the date of MMC's adoption of FAS 123(R), MMC will no longer incur such variable accounting.

     The  illustrative  exchange  ratios shown above were  calculated  using the
following   Black-Scholes   assumptions:   dividend  yield  of  2.19%,  expected
volatility  of 25%,  expected  life  equal  to the full  remaining  term of each applicable option and a risk-free  interest rate based on the remaining terms of each of these options.  The expected  volatility was determined based on the new requirements of FAS 123(R).

     U.S. Federal Income Tax Consequences. We expect that the option exchange will be treated as a non-taxable event for U.S. federal income tax purposes. No income should be recognized for U.S. federal income tax purposes by us or our optionholders upon the cancellation of the existing options or the grant of the replacement options.

     Since  all  new  options  will  be   non-qualified   stock   options,   the
optionholder, upon exercise of the option, will recognize ordinary income in the amount equal to the excess of the then fair market  value of the stock  acquired over the  exercise  price of the  option.  MMC may  deduct  the  amount  of such ordinary income recognized by the optionholder.

New Plan Benefits
     Because the decision of our employees to participate in the exchange offer will be completely voluntary, we are not able to predict who will participate or how many options will be tendered for exchange. Members of the board of directors hold no options and will not participate in the exchange offer. As previously stated, our most senior executives, including all of our current named executive officers, as well as any current or former executive officers covered by Section 16 prior to 2005, will not be eligible to participate in the exchange offer. Executive officers who became subject to Section 16 in 2005 will be eligible to participate in the exchange offer.


                                       33


     The following tables approximate, for a range of prices of MMC's common stock, the maximum number of shares underlying options that would be cancelled and the maximum number of shares underlying the new options that would be granted for eligible executive officers and for the non-executive officers as a group, assuming all eligible options are tendered for exchange:


Executive Group
                                                   Number of
                            Number of          Shares Underlying
                        Shares Underlying         New Options
Fair Market Value of     Options Eligible          (assuming
  MMC Common Stock      for Exchange Offer    100% Participation)
--------------------    ------------------    -------------------
      $26.00                  717,000               247,000
      $28.00                  717,000               289,000
      $30.00                  693,000               314,000
      $32.00                  693,000               357,000
      $34.00                  423,000               219,000


Non-Executive Officer Employee Group

                                                   Number of
                            Number of          Shares Underlying
                        Shares Underlying         New Options
Fair Market Value of     Options Eligible          (assuming
  MMC Common Stock      for Exchange Offer    100% Participation)
--------------------    ------------------    -------------------
      $26.00               67,000,000            22,000,000
      $28.00               67,000,000            26,000,000
      $30.00               58,000,000            25,000,000
      $32.00               58,000,000            29,000,000
      $34.00               35,000,000            17,000,000


Effect on Stockholders
     We are not able to  predict  with any  degree of  certainty  the impact the exchange  offer will have on your rights as a stockholder  because we are unable to predict how many optionholders will exchange their options or what the future market  price  of MMC's  common  stock  will be.  The  exchange  offer  has been
structured  to  be   economically   beneficial  to   stockholders  by  replacing
outstanding options representing the right to purchase a larger number of shares with new options  representing the right to purchase fewer shares and by setting exchange  ratios so that the new options have a lower  Black-Scholes  value than the tendered  options.  The  exchange  offer has been  structured  to reduce the number of shares  subject to options  under the Plans because any net shares not subject to new options  granted  under the exchange  offer will be cancelled and not available for future grants under the Plans.

     There is a risk that employees will not see the stock option exchange offer as a sufficient incentive to motivate and retain them. Also, should the price of the Company's stock rise, the likelihood of the new options being exercised and increasing dilution is greater than is the case with previously granted options.
Even if options are not exercised, outstanding options with exercise prices lower than MMC's stock price may have a negative effect on our earnings per share calculation.

     A table setting forth information, as of December 31, 2004, about MMC stock currently authorized for issuance under our equity compensation plans is attached to this proxy statement as Appendix B.

Proposed Plan Amendments
     The proposed amendments to the Plans will expressly permit a voluntary exchange of certain outstanding options for new options and prohibit exchanges thereafter, unless stockholder approval is obtained. We are asking stockholders to approve these amendments so that we can, on a one-time basis, implement this option exchange offer for the reasons previously described.

     The board of directors recommends a vote FOR this proposal.


                                       34


ITEM 4

                     STOCKHOLDER PROPOSAL: CEO COMPENSATION

     The Catholic Equity Fund, 1100 West Wells Street, Milwaukee, WI 53233, beneficial owner of 1,540 shares; Christus Health, 2600 North Loop West,
Houston, TX 77092, beneficial owner of 9,500 shares; and the Congregation of the Sisters of Charity of the Incarnate Word, 6510 Lawndale, Houston, TX 77223, beneficial owner of more than 100 shares, have notified the Company that they intend to co-sponsor the following proposal at the annual meeting.

     Resolved:  The shareholders urge the Board of Directors:

o    To limit the  Compensation  paid to the CEO in any  fiscal  year to no more
     than  100   times  the   average   Compensation   paid  to  the   company's
     Non-Managerial  Workers in the prior fiscal year,  unless the  shareholders have approved paying the CEO a greater amount;

o In any proposal for shareholder approval, to provide that the CEO can receive more than the 100-times amount only if the company achieves one or more goals that would mainly reflect the CEO's contributions rather than general market conditions; and

o In that proposal, to assure the shareholders that the Board will seriously consider reducing the CEO's compensation in the event of any unusual reduction in the company's workforce resulting from outsourcing or other factors.

     This proposal does not apply to the extent that complying would necessarily breach a compensation agreement in effect at the time of the present shareholder meeting.

     "Compensation" means salary, bonus, the grant-date present value of stock options, the grant-date present value of restricted stock, payments under long-term incentive plans, and "other annual" and "all other compensation" as those categories are defined for proxy statement purposes.

     "Non-Managerial   Workers"  means  U.S.-based   employees  working  in  the
categories of Blue-Collar  Occupations  or Service  Occupations or the Sales and
Administrative  Support  components of  White-Collar  Occupations as used by the
Bureau of Labor Statistics in its National Compensation Surveys.

     Shareholder  Supporting  Statement:   Our  resolution  is  based  on  these
premises:

     1. Unless internally anchored, market-based compensation methods tend to produce excessive CEO compensation;

     2. Very high CEO pay should require shareholder approval since it tends to produce sub par share performance long-term; and

     3. Very highly paid CEOs should realize that they might share some pain when choosing job reductions as a means to achieve corporate goals.

     Our   resolution   would   introduce   an  internal   foundation   for  CEO
compensation--the company's CEO/average-worker pay ratio. Commentators note that on the average for U.S.  companies  this ratio has gone from about 42 in 1980 to several  hundred  today and that it tends to be much lower in foreign  companies that compete successfully with U.S. companies.  Consistent with these facts, the
Blue Ribbon  Commission of the National  Association of Corporate  Directors has
urged  compensation  committees  to use such a ratio as a factor in setting  CEO compensation. Our resolution follows this advice.

     Our resolution would not arbitrarily limit CEO compensation. Rather, it would offer the board the opportunity to persuade the shareholders that very high CEO compensation would make the company more competitive and would be in their interest.

     At Marsh & McLennan,  CEO  Compensation  in 2001,  2002, and 2003 was 17.6,
24.7,  and 27.9  million  dollars.  The 2003  Compensation  was 1,095  times the
$25,501 that the average U.S. worker makes according to the AFL-CIO's  Executive
Paywatch   (http://www.aflcio.org/corporateamerica/paywatch/).   In   its   2004
analysis    of    executive    pay    versus    shareholder   return,   Business
Week      gave       the      CEO       its       second       worst      rating
(http://www.businessweek.com/pdfs/2004/0416_execpay.pdf).


                                       35


The Board of Directors recommends that you vote AGAINST the proposal for the following reasons:
     The Compensation Committee, which is comprised entirely of independent directors, evaluates the performance and determines the compensation of MMC's
CEO. The Board believes that MMC's existing executive compensation policies, procedures and practices, as applied by the Compensation Committee, ensure that compensation for the CEO and other executives is both fair and competitive.

     As explained in more detail in the Compensation Committee report beginning on page 22 of this proxy statement, the Compensation Committee seeks to enable
MMC to attract, retain and motivate the most highly qualified and capable professionals to lead the organization's businesses. MMC's compensation program for its key senior executives, including the CEO, balances annual and long-term incentives and rewards that are designed to support business strategies, to enhance the achievement of financial objectives and to reflect marketplace practices and dynamics.

     In making  decisions  regarding the CEO's  compensation,  the  Compensation
Committee considers MMC's current and long-term financial performance, as well as the CEO's influence on MMC's strategic direction and long-term strength, together with his broader leadership responsibilities. The board of directors believes that these criteria provide a more appropriate basis for determining
CEO compensation than the arbitrary parameters suggested in the proposal.

     The Compensation  Committee  reviews CEO compensation  regularly.  In 2003,
despite  MMC's  and  the  former  CEO's  overall   positive   performance,   the
Compensation  Committee  considered  adverse  effects  of events  at Putnam  and reduced the former CEO's annual  incentive  award by $1 million  compared to the prior year.

     The proposal would require that the parameters of CEO compensation be set by arbitrary internal limits. However, in seeking to attract and retain the most highly qualified leadership for MMC, the Compensation Committee must take into account the external market for such talent. Thus, the exercise of setting the composition and level of CEO compensation necessarily includes consideration of general marketplace trends. The Compensation Committee utilizes an independent compensation consulting firm to evaluate the CEO's compensation relative to selected comparable corporations with which MMC competes for executive talent.

     The proposal introduces operational complexity and potential limitations and delays that could disadvantage MMC relative to competitors. For example, the Compensation Committee would either have to wait until the next annual stockholders' meeting or convene a special stockholders' meeting to seek stockholder approval in order to pay any CEO compensation above the proposed arbitrary limit.

     Also, by linking a possible reduction in CEO compensation to reductions in MMC's workforce, the proposal restricts the CEO's management of MMC's businesses and does not necessarily align the interests of the CEO and the stockholders. If a reduction in MMC's workforce were in the best interests of MMC and its stockholders, the board of directors and the Compensation Committee would weigh this and other performance measures in evaluating MMC's performance and the CEO's effectiveness.


                                       36


ITEM 5

                    STOCKHOLDER PROPOSAL: STOCK OPTION POLICY

     The Sheet Metal  Workers'  National  Pension Fund,  601 N. Fairfax  Street,
Suite  500,  Alexandria,  VA 22314,  beneficial  owner of  approximately  16,100 shares,  has  notified  the  Company  that it intends to present  the  following proposal at the annual meeting.

     Resolved:  That the shareholders of Marsh & McLennan  Companies,  Inc. (the
"Company") request that the Compensation Committee of the Board of Directors adopt a policy that a significant portion of future stock option grants to senior executives shall be performance-based. Performance-based options are defined as follows: (1) indexed options, in which the exercise price is linked to an industry or well-defined peer group index; (2) premium-priced stock options, in which the exercise price is set above the market price on the grant date; or (3) performance-vesting options, which vest when a performance target is met.

     Shareholder Supporting Statement: As long-term shareholders of the Company,
we  support   executive   compensation   policies  and  practices  that  provide
challenging  performance  objectives and serve to motivate executives to enhance long-term  corporate  value. We believe that standard  fixed-price  stock option grants  can and  often do  provide  levels of  compensation  well  beyond  those merited, by reflecting stock market value increases, not performance superior to the company's peer group.

     Our shareholder proposal advocates  performance-based  stock options in the form of indexed,  premium-priced  or  performance-vesting  stock  options.  With indexed options,  the option exercise price moves with an appropriate peer group index so as to provide  compensation value only to the extent that the company's stock price performance is superior to the companies in the peer group utilized.
Premium-priced  options entail the setting of an option exercise price above the exercise price used for standard fixed-priced options so as to provide value for
stock   price    performance    that   exceeds   the   premium   option   price.
Performance-vesting   options   encourage   strong   corporate   performance  by
conditioning  the vesting of granted  options on the  achievement  of  demanding stock and/or operational performance measures.

     Our shareholder proposal requests that the Company's Compensation Committee utilize one or more varieties of performance-based stock options in constructing the long-term equity portion of the senior executives' compensation plan. The use of performance-based options, to the extent they represent a significant portion of the total options granted to senior executives, will help place a strong emphasis on rewarding superior corporate performance and the achievement of demanding performance goals.

     Leading  investors  and market  observers,  such as Warren  Buffet and Alan
Greenspan, have criticized the use of fixed-price options on the grounds that they all too often reward mediocre or poor performance. The Conference Board's
Commission on Public Trust and Private Enterprise in 2002 looked at the issue of executive compensation and endorsed the use of performance-based options to help restore public confidence in the markets and U.S. corporations.

     At present, the Company does not employ  performance-based stock options as defined in this proposal,  so shareholders  cannot be assured that only superior performance  is being  rewarded.  Performance-based  options can be an important component  of a  compensation  plan  designed  to  focus  senior  management  on
accomplishing   long-term  corporate  strategic  goals  and  superior  long-term corporate  performance.  We urge  your  support  for  this  important  executive compensation reform.

     The Board of Directors recommends that you vote AGAINST the proposal for the following reasons:

     The board of directors believes that adoption of this proposal would reduce the Compensation Committee's discretion regarding equity compensation awards.

     The Compensation Committee, which is comprised entirely of independent directors, supports and utilizes performance-based compensation policies and practices that can serve to motivate executives to enhance long-term corporate value. MMC's compensation program for executive officers has several components, including long-term incentives. MMC's stock options generally vest over four years, which imposes a long-


                                       37


term focus on MMC's performance.  Another component of MMC's equity compensation program has been  long-term  restricted  stock that vests in the year  following completion  of 10  years  of  service  from  the  grant  date,  with  no  annual incremental vesting.  Equity compensation awards under MMC's executive long-term
compensation   program  are  granted  based  on  both  company  and   individual
performance,  including  MMC's overall  operations  and the executive  officers'
relative contribution to their particular business segments.

     The  Compensation  Committee  reviews the composition of executive  officer equity compensation on an ongoing basis and utilizes an independent compensation
consulting  firm,  as  necessary,   to  assist  in  formulating   effective  and
competitive equity compensation programs.

     The  Compensation  Committee  should  have the  flexibility  to make equity grants in a form and with such terms as are most  appropriate to each situation.
By limiting the  Compensation  Committee's  ability to compensate  executives in ways it deems  appropriate,  the proposal would hinder MMC's ability to attract,
retain  and  motivate  the  most  highly   qualified  and  capable   executives.
Furthermore,  the  proposal  would put MMC at a  competitive  disadvantage  in a market for talent that  includes  both public  corporations  and  privately-held firms that offer attractive equity ownership opportunities.


                                       38


ITEM 6

             STOCKHOLDER PROPOSAL: DIRECTOR ELECTION VOTING STANDARD

     The United  Brotherhood of Carpenters and Joiners of America  Pension Fund,
101 Constitution Avenue, N.W., Washington, D.C. 20001, beneficial owner of approximately 8,500 shares, has notified the Company that it intends to present the following proposal at the annual meeting.

     Resolved:  That  the  shareholders  of  Marsh &  McLennan  Companies,  Inc.
("Company")  hereby request that the Board of Directors initiate the appropriate
process  to  amend  the   Company's   governance   documents   (certificate   of
incorporation  or bylaws) to provide that director  nominees shall be elected by the  affirmative  vote of the  majority  of votes  cast at an annual  meeting of shareholders.

     Shareholder Supporting Statement:  Our Company is incorporated in Delaware.
Among other issues, Delaware corporate law addresses the issue of the level of voting support necessary for a specific action, such as the election of corporate directors. Delaware law provides that a company's certificate of incorporation or bylaws may specify the number of votes that shall be necessary for the transaction of any business, including the election of directors. (DGCL, Title 8, Chapter 1, Subchapter VII, Section 216). Further, the law provides that if the level of voting support necessary for a specific action is not specified in the certificate of incorporation or bylaws of the corporation, directors
"shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors."

     Our Company presently uses the plurality vote standard for the election of directors. We feel that it is appropriate and timely for the Board to initiate a change in the Company's director election vote standard. Specifically, this shareholder proposal urges that the Board of Directors initiate a change to the director election vote standard to provide that in director elections a majority vote standard will be used in lieu of the Company's current plurality vote standard. Specifically, the new standard should provide that nominees for the board of directors must receive a majority of the vote cast in order to be elected or re-elected to the Board.

     Under the Company's current plurality vote standard, a director nominee in a director election can be elected or re-elected with as little as a single affirmative vote, even while a substantial majority of the votes cast are "withheld" from that director nominee. So even if 99.99% of the shares
"withhold"  authority  to vote for a candidate  or all the  candidates,  a 0.01%
"for" vote results in the candidate's election or re-election to the board. The proposed majority vote standard would require that a director receive a majority of the vote cast in order to be elected to the Board.

     It is our contention that the proposed majority vote standard for corporate board elections is a fair standard that will strengthen the Company's governance and the Board. Our proposal is not intended to limit the judgment of the Board in crafting the requested governance change. For instance, the Board should address the status of incumbent directors who fail to receive a majority vote when standing for re-election under a majority vote standard or whether a plurality director election standard is appropriate in contested elections.

     We urge your support of this important director election reform.

     The Board of Directors recommends that you vote AGAINST the proposal for the following reasons:

     The board of directors  believes that the plurality voting standard - which is the standard used by the majority of public  companies - is fair,  democratic and impartial and serves the best interests of MMC's stockholders.  The majority
voting  standard  suggested  by  the  proposal  does  not  provide   significant
advantages to MMC and its stockholders over the plurality voting standard.

     MMC has a history of electing strong and independent boards. In the past five years, through the plurality process, every director nominee has received an affirmative vote greater than 74% of all shares represented at the annual meeting. The outcome of our election process during the past five years would not have been different if the proposed majority voting standard had been used.
Further, the board of directors is composed solely of independent directors, with the exception of MMC's current CEO, Michael Cherkasky.


                                       39


     The board of directors is committed to good governance practices and has implemented a number of measures (discussed elsewhere in this proxy statement) to strengthen MMC's governance processes. MMC is always open to stockholder input regarding potential directors and governance. As MMC's stockholders have a history of electing qualified, independent directors under the current plurality requirement, a change in the voting threshold is not necessary to improve MMC's corporate governance processes. The board of directors believes that the quality of MMC's directors has a far greater impact on MMC's governance than the voting standard used to elect them.

     The plurality voting standard for the election of directors is widely used by publicly traded companies. It is the default standard under Delaware law and is known to and understood by stockholders. The board of directors believes the plurality standard provides a good mechanism for electing a board of directors that is committed to delivering long-term stockholder value.


                                       40


                   SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

     Stockholders who wish to present a proposal and have it considered for inclusion in MMC's proxy materials for the 2006 Annual Meeting of Stockholders of MMC must submit such proposal in writing to MMC in care of the Secretary of MMC on or before December 1, 2005.

     Stockholders who wish to present a proposal at the 2006 Annual Meeting that has not been included in MMC's proxy materials must submit such proposal in writing to MMC in care of the Secretary of MMC. Any such proposal received by the Secretary of MMC on or after February 19, 2006 shall be considered untimely under the provisions of MMC's by-laws governing the presentation of proposals by stockholders. In addition, the by-laws of MMC contain further requirements relating to the timing and content of the notice which stockholders must provide to the Secretary for any nomination or matter to be properly presented at a stockholders meeting.

     Such proposals should be addressed to:


     Marsh & McLennan Companies, Inc.
     1166 Avenue of the Americas
     New York, New York
     10036-2774
     Attn: Mr. William J. White,
           Assistant Secretary


                                       41


                                                                      APPENDIX A

                        Marsh & McLennan Companies, Inc.

                             Audit Committee Charter
                               (November 18, 2004)

Purpose of Committee
--------------------

The purpose of the Audit Committee of the Board of Directors of Marsh & McLennan
Companies,  Inc.  ("MMC") is to assist  the Board in  fulfilling  its  oversight
responsibilities   with  respect  to  (i)  the  integrity  of  MMC's   financial
statements,  (ii) the  qualifications,  independence  and  performance  of MMC's independent  auditors,  (iii) the  performance of MMC's internal audit function,
(iv) compliance by MMC with legal and regulatory  requirements and (v) the other responsibilities set out herein.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that MMC's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Furthermore, while the Committee is responsible for reviewing MMC's policies and practices with respect to risk assessment and management, it is the responsibility of the Chief Executive Officer and senior management to assess and manage MMC's exposure to risk.

The Committee shall report to the Board on a regular basis.

Committee Membership
--------------------

The Committee shall be comprised of three or more directors. Members of the Committee shall be recommended by the MMC Directors and Governance Committee and be elected by the full Board. As determined in the business judgment of the Board, each member of the Committee shall satisfy the independence and experience requirements of the New York Stock Exchange and any other legal and regulatory requirements and at least one member of the Committee shall have accounting or related financial management expertise as defined by the New York
Stock Exchange.

Resources and Authority of the Committee
----------------------------------------

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including full access to MMC employees and officers and internal or external advisors or consultants. If, in the course of fulfilling its duties, the Committee wishes to consult with outside legal, accounting or other advisors, the Committee may retain these advisors without seeking Board approval.

Committee Structure and Operations
----------------------------------

The  Board  shall  designate  one  member of the  Committee  as its  chair.  The
Committee may meet in person or telephonically or act by unanimous written consent. The Committee chair, in consultation with Committee members, shall determine the schedule of meetings of the Committee (which meetings shall occur at least quarterly). Further meetings shall occur, or matters be submitted for action by unanimous written consent, when deemed necessary or desirable by the Committee, its chair or the Chairman of MMC. The Committee is to meet periodically in separate sessions with the chief financial officer (and/or other management personnel), with internal audit and with the independent auditors as the Committee deems necessary.

The Committee  chair,  who may consult with internal audit,  management or other
Committee   members,   develops  the  agenda  for  Committee   meetings.   Where
practicable,  materials should be distributed to Committee members prior to each
Committee meeting.

Delegation to Subcommittee
--------------------------

The Committee may delegate all or a portion of its duties and responsibilities to a subcommittee or subcommittees of the Committee.


                                       A-1


Attendance
----------

The Committee chair may invite such members of management, representatives of the independent auditors and internal audit and other persons to the Committee's meetings as he or she may deem desirable or appropriate.

Committee Duties and Responsibilities
-------------------------------------

A.   Oversight of Independent Auditors and Audit Process:

     1.   The  Committee  shall have the sole  authority  to select  (subject to
          shareholder  ratification),   compensate,  retain  and  oversee  MMC's
          independent  auditors  (including   resolution  of  any  disagreements
          between  management  and  the  independent  auditors  regarding  MMC's financial  reporting).  The independent auditors shall report directly to the Committee.

     2. The Committee shall review and discuss with the independent auditors the scope, staffing and general extent of the audit. The Committee's review shall include an explanation from the independent auditors of the factors considered by the auditors in determining the audit scope, including the major risk factors. The independent auditors shall confirm to the Committee that no inappropriate limitations have been placed on the scope or nature of their audit procedures.

     3. The Committee shall pre-approve all services, both audit and permitted non-audit, to be performed for MMC by the independent auditors pursuant to pre-approval policies and procedures established by the Committee. In this regard, the Committee may delegate its authority to pre-approve such services to one or more Committee members, provided that any such approvals are presented to the full Committee at the next scheduled Audit Committee meeting.

     4. The Committee shall evaluate the independent auditors' qualifications, performance and independence, including the consideration of the independent auditors' quality controls and whether the provision of permitted non-audit services is compatible with maintaining the independent auditors' independence. The Committee's conclusions with respect to the independent auditors shall be presented to the full
          Board on at least an annual basis. As part of such evaluation, the Committee shall specifically review and evaluate the qualifications and rotation of the lead audit partner and shall review a report or reports prepared at least annually by the independent auditors:

          a.   describing their internal quality control procedures, and

          b.   describing any material issues raised by (i) the most recent peer or  internal  quality  control  review of the firm or (ii) by any
               inquiry  or   investigation   by   governmental  or  professional
               authorities, within the preceding five years, with respect to one or more  audits  carried  out by the firm and any steps  taken to deal with any such issues.

     5.   The  Committee  shall  review a report or  reports  prepared  at least annually by the  independent  auditors  describing  all  relationships between the independent  auditors and MMC and providing  confirmations
          with  respect  to  the   requirements   of  all   applicable   auditor
          independence  rules.  The Committee shall discuss with the independent auditors any disclosed  relationships  that may impact the objectivity and  independence  of the  independent  auditors  and,  if  necessary, recommend appropriate action in response to the report.

     6. The Committee shall discuss with management and internal audit their views of the independent auditors' performance.

     7. The Committee shall set policies for the hiring of current or former employees of the independent auditors.


                                       A-2


     8.   The Committee  shall discuss with the  independent  auditors any audit problems or difficulties and management's response thereto, and review
          matters   relating  to  the  conduct  of  the  audit  required  to  be communicated  by  the  independent  auditors  by  applicable  auditing standards, including:

          a.   any schedule of unadjusted differences,

          b. the independent auditors' judgment about the quality of MMC's accounting principles,

          c. any restrictions on the scope of activities or access to requested information, and

          d.   any significant disagreements with management.

     9. The Committee shall review and discuss with the independent auditors their views about the quality of MMC's financial and accounting personnel.

B.   Oversight of Financial Statements and Related Matters:

     1. The Committee shall review and discuss as appropriate with management, internal audit and the independent auditors, in separate meetings if necessary:

          a.   The  annual  audited   financial   statements,   including  MMC's
               disclosures  under  "Management's   Discussion  and  Analysis  of
               Financial  Condition and Results of Operations," and recommend to the Board  whether the  audited  financial  statements  should be included in MMC's Form 10-K Report,

          b.   the quarterly financial  statements,  including MMC's disclosures
               under   "Management's   Discussion   and  Analysis  of  Financial
               Condition  and  Results  of  Operations,"  prior to the filing of
               MMC's Form 10-Q Reports, including the results of the independent auditors' review of the quarterly financial statements,

          c. MMC's policies generally with respect to earnings press releases and with respect to financial information and earnings guidance provided to analysts and rating agencies, including in each case the type and presentation of information to be disclosed and paying particular attention to the use of non-GAAP financial information. The Committee or its chair may review any of MMC's earnings press releases as the Committee or the chair deems appropriate,

          d.   MMC's  critical  accounting  policies and practices and any major issues regarding  accounting  principles and financial  statement
               presentations,   including  any  significant   changes  in  MMC's
               selection or application of accounting principles,

          e.   any  analyses  or  other  written   communications   prepared  by
               management,   internal  audit  and/or  the  independent  auditors
               setting  forth   significant   financial   reporting  issues  and
               judgments  made  in  connection   with  the  preparation  of  the
               financial  statements,  including  analyses  of  the  effects  of alternative GAAP methods on the financial statements,

          f. the effect of any off-balance sheet structures and regulatory and accounting initiatives, including any SEC investigations or proceedings, on MMC's financial statements,

          g.   disclosures  made to the Audit Committee by MMC's Chief Executive
               Officer and Chief Financial Officer in connection with their certification process for the Form 10-K and Form 10-Q reports about (i) any significant deficiencies in the design or operation of internal controls over financial reporting and (ii) any fraud involving management or other employees who have a significant role in MMC's internal controls over financial reporting,


                                       A-3


          h. MMC's significant accounting and financial reporting controls, any major issues as to the adequacy of MMC's internal controls and procedures and any special steps adopted in light of material deficiencies, and

          i.   MMC's  annual  internal   controls  report  and  the  independent
               auditor's  attestation  of the report  prior to filing with MMC's
               Form 10-K.

     2. The Committee shall review MMC's policies and practices with respect to risk assessment and risk management, including discussing with management MMC's major financial risk exposures and the steps that have been taken to monitor and control such exposures.

C.   Oversight of Internal Audit Function:

     1.   The  Committee  shall  evaluate  at least  annually  the  performance, responsibilities, budget and staffing of MMC's internal audit function and review the internal audit plan. The Committee shall also review of
          the   appointment   and  replacement  of  the  senior  internal  audit
          executive.    Separately,    the    Committee    shall    review   the
          responsibilities, budget and staffing of MMC's internal audit function with the independent auditors.

     2. The Committee shall receive and review regular reports of major findings by internal audit and how management is addressing the conditions reported.

D.   Oversight of Compliance and Regulatory Matters:

     1. The Committee shall review MMC's Code of Ethics for Chief Executive and Senior Financial Officers and MMC's Code of Business Conduct and
          Ethics periodically (including compliance therewith) and report on such compliance to the Board. The Committee shall be responsible for overseeing waivers of such Codes for MMC Directors and senior executive officers.

     2.   The Committee shall establish procedures for:

          a.   the receipt,  retention and  treatment of complaints  received by
               MMC  regarding   accounting,   internal  accounting  controls  or
               auditing matters, and

          b. the confidential, anonymous submission by MMC employees of concerns regarding questionable accounting or auditing matters.

     3.   The Committee  shall receive and review reports  concerning  legal and
          regulatory   matters,    including   significant   regulatory   agency
          examinations  that  may  have  a  material  impact  on  the  financial statements.

E.   Other Matters:

     The Committee shall have any other appropriate duties or responsibilities expressly delegated to the Committee by the Board.

Committee Report
----------------

The Committee shall prepare the audit committee report that Securities and Exchange Commission rules require to be included in MMC's proxy statement.

Performance Evaluation
----------------------

The Committee shall annually (i) evaluate its own performance and (ii) review and assess the adequacy of this charter.


                                       A-4


                                                                      APPENDIX B

                   Equity Compensation Plan Information Table

     The following table sets forth information as of December 31, 2004, with respect to compensation plans under which equity securities of MMC are authorized for issuance:

                                                                                            (c) Number of  securities
                                    (a) Number of securities                                 remaining available for
                                        to be issued upon       (b) Weighted- average         future issuance under
                                     exercise of outstanding      exercise price of         equity compensation plans
                                       options, warrants         outstanding options,         (excluding securities
          Plan category                 and rights (1)(2)       warrants and rights (2)    reflected in column (a))(2)
---------------------------------    -----------------------    -----------------------    ---------------------------

Equity compensation plans                  20,984,390                 $37.2723                    45,347,560(3)
approved by stockholders.........

Equity compensation plans not              65,226,297                 $45.1287                    56,281,539(4)
approved by stockholders.........

Total............................          86,210,687(5)              $43.2164                   101,629,099(5)

----------------------------

(1) This column reflects shares subject to unexercised options granted over the last ten years under MMC's 2000 Senior Executive Incentive and Stock Award Plan, 1997 Senior Executive Incentive and Stock Award Plan, 1992 Incentive and Stock Award Plan, 2000 Employee Incentive and Stock Award Plan and 1997 Employee Incentive and Stock Award Plan. This column contains information regarding stock options only; there are no warrants or stock appreciation rights outstanding.

(2) The number of shares that may be issued at the close of current offering periods under stock purchase plans, and the weighted-average exercise price of such shares, is uncertain and is consequently not reflected in columns
     (a) and (b). The number of shares to be purchased will depend on the amount of contributions with interest accumulated under these plans as of the close of the offering periods. The shares remaining available for future issuance in column (c) includes any shares that may be acquired under all current offering periods for these plans. See notes (3) and (4) below.

(3)  Includes the following:

     o 28,186,972 shares available for future awards under the 1999 Employee Stock Purchase Plan, a stock purchase plan qualified under Section 423 of the Internal Revenue Code. Employees may acquire shares at a discounted purchase price on four quarterly purchase dates within the one-year offering period with the proceeds of their contributions plus interest accumulated during the respective quarter. The purchase price may be no less than 85% of the market price of the stock on the purchase date.

     o 3,774,881 shares that may be issued to settle outstanding restricted stock unit, deferred stock unit and deferred bonus unit awards and other deferred compensation obligations.

     o 9,198,404 shares available for future awards under the 2000 Senior Executive Incentive and Stock Award Plan. Awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, deferred bonus units, dividend equivalents, stock bonus, performance awards and other unit-based or stock-based awards.

     o 3,183,741 shares available for future deferrals directed into share units under the Stock Investment Supplemental Plan, a nonqualified deferred compensation plan providing benefits to employees whose benefits are limited under the tax-qualified Stock Investment Plan, an employee stock ownership plan with a 401(k) feature.

     o 1,003,562 shares available for future awards under the Directors Stock Compensation Plan. Awards may consist of shares, deferred stock units and dividend equivalents.

(4) Includes the following:

     o 11,311,995 shares available for future awards under the Stock Purchase Plan for International Employees, Stock Purchase Plan for French Employees, Save as You Earn Plan (U.K.), and Irish Savings Related Share Option Scheme 2001.

     o 10,398,783 shares that may be issued to settle outstanding restricted stock unit, deferred stock unit and deferred bonus unit awards under the 2000 Employee Incentive and Stock Award Plan and predecessor plans and programs.

     o 32,270,144 shares available for future awards under the 2000 Employee Incentive and Stock Award Plan. Awards may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, deferred bonus units, dividend equivalents, stock bonus, performance awards and other unit-based or stock-based awards.

     o 148,810 shares available for future awards under the Approved Share Participation Schemes for employees in Ireland. Awards are made in shares of stock.

     o 1,835,327 shares available for future awards, and 316,480 shares that may be issued to settle outstanding awards, under the Special Severance Pay Plan. Awards consist of stock units and dividend equivalents.

(5) MMC's Board of Directors has authorized the repurchase of common stock, including an ongoing authorization to repurchase shares in connection with awards granted under equity-based compensation plans, subject to market conditions and other factors. Pursuant to that authorization, MMC repurchased 11.4 million shares in 2004.

          The material features of MMC's compensation plans that have not been approved by stockholders and under which MMC shares are authorized for issuance are described below. Any such material plans under which awards in MMC shares may currently be granted are included as exhibits to this report.

     o Stock Purchase Plan for International Employees, Stock Purchase Plan for French Employees, Save As You Earn Plan (U.K.) and Irish Savings Related Share Option Scheme. Eligible employees may elect to contribute to these plans through regular payroll deductions over an offering period which varies by plan from 1 to 5 years. On each purchase date, generally the end of the offering period, participants may receive their contributions plus interest in cash or use that amount to acquire shares of stock at a discounted purchase price. Under the International Plan, the purchase price may be no less than 85% of the market price of the stock on each of four quarterly purchase dates within the one-year offering period. Under the French Plan, the purchase price may be no less than 85% of the market price of the stock at the end of the offering period. Under the U.K. and Irish Plans, the purchase price may be no less than 80% of the market price of the stock at the beginning of the offering period.

     o 2000 Employee Incentive and Stock Award Plan and predecessor plans and programs. The terms of this plan and the 1997 Employee Incentive and Stock Award Plan are described in Note 8 to the Consolidated Financial Statements included under Item 8 of MMC's 2004 Annual Report on Form 10-K. In addition, the Stock Bonus Award Program provided for the payment of up to 50% of annual bonuses otherwise payable in cash, in the form of deferred stock units or deferred bonus units which are settled in shares. No future awards may be granted under any predecessor plan or program.

     o Approved Share Participation Schemes for Employees in Ireland. Eligible participants may elect to acquire shares of stock at market price by allocating their bonus and up to an equivalent amount of their basic salary. The acquired shares are held in trust and generally may not be transferred for two years following their acquisition. The initial value of any shares held in trust for more than three years is not subject to income tax.

     o Special Severance Pay Plan. Under this plan, certain holders of restricted stock or awards in lieu of restricted stock with at least 10 years of service will receive payment in shares upon forfeiture of their award if their employment with MMC or one of its subsidiaries terminates. The amount of such payment is based on years of service, with the individual receiving up to a maximum of 90% of the value of the restricted shares after 25 years of service and is subject to execution of a non-solicitation agreement.

                                                      [GRAPHIC OMITTED]

                                                      Marsh o Putnam o Mercer
                                                      Marsh & McLennan Companies









                                                Marsh & McLennan Companies, Inc.
                                                1166 Avenue of the Americas
                                                New York, NY 10036-2774
                                                www.mmc.com

MARSH & McLENNAN COMPANIES, INC.
C/O PROXY SERVICES
P.O. BOX 9162
FARMINGDALE, NY 11735

                      VOTE BY TELEPHONE OR INTERNET OR MAIL
                         24 HOURS A DAY -- 7 DAYS A WEEK
                            IT'S FAST AND CONVENIENT

VOTE BY INTERNET - www.proxvvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Marsh & McLennan Companies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Marsh & McLennan Companies, Inc., c/o Proxy Services. P.O. Box 9162, Farmingdale, NY 11735.

                   PLEASE RETURN THIS CARD PROMPTLY USING THE
                              ACCOMPANYING ENVELOPE


TO VOTE, MARK BLOCKS BELOW
IN BLUE OR BLACK INK AS FOLLOWS:              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

================================================================================
MARSH & McLENNAN COMPANIES, INC.
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE
  "FOR" THE LISTED NOMINEES.

  Item 1. Election of Directors

          Nominees:

          01) Michael G. Cherkasky                      For   Withhold   For All     To withhold authority to vote, mark "For All
          02) Stephen R. Hardis                         All      All     Except      Except" and write the nominee's number on the
          03) The Rt. Hon. Lord Lang of Monkton, DL                                  line below.
          04) Morton O. Schapiro                        [_]      [_]       [_]
          05) Adele Simmons                                                          ---------------------------------------------


The Board of Directors Recommends a vote "FOR" proposals 2 and 3 and "AGAINST" proposals 4, 5 and 6.

                                          For  Against  Abstain                                        For  Against  Abstain

Item 2.  Ratification of Selection of                             Item 4.  Stockholder Proposal:
         Independent Registered Public                                     CEO Compensation            [_]     [_]       [_]
         Accounting Firm                  [_]    [_]      [_]
                                                                  Item 5.  Stockholder Proposal:
Item 3.  Proposal to Approve the Amendment                                 Stock Option Policy         [_]     [_]       [_]
         of MMC's Equity Compensation
         Plans to Permit an Exchange of                           Item 6.  Stockholder Proposal:
         Certain Options                  [_]    [_]      [_]              Director Election
                                                                           Voting Standard             [_]     [_]       [_]


Please sign exactly as your name or names appear above. For joint accounts, each owner should sign.
If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate capacity in which you are signing.

For comments, please check this box and write them on the back where indicated. [_]

Please indicate if you plan to attend this meeting. If you          Yes    No
are voting by telephone, in order to select the option to attend the meeting you must select option #2 (vote on directors and
proposals individually) on the telephone prompt.                    [_]    [_]

HOUSEHOLDING ELECTION - Please indicate if you consent to
receive certain future investor communications in a single
package per household                                               [_]    [_]


----------------------------------------------------------
                                     |
==========================================================
Signature [PLEASE SIGN WITHIN BOX]      Date


----------------------------------------------------------
                                     |
==========================================================
Signature (Joint Owners)                Date

Your telephone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your Proxy Form. If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your Proxy Form.









================================================================================


           PROXY                                               PROXY


                        MARSH & McLENNAN COMPANIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           FOR THE 2005 ANNUAL MEETING

FOR ALL STOCKHOLDERS

     The undersigned hereby appoints Michael G. Cherkasky and Peter J. Beshar proxies (each with power to act alone and with the power of substitution) of the undersigned to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Marsh & McLennan Companies, Inc. to be held on Thursday, May 19, 2005 at 10:00 a.m. (New York City time) in the auditorium, 2nd Floor, 1221 Avenue of the Americas, New York, New York and at any adjournment thereof.

FOR STOCKHOLDERS WHO ARE ALSO PARTICIPANTS IN MARSH & McLENNAN COMPANIES STOCK INVESTMENT PLAN AND THE PUTNAM INVESTMENTS PROFIT SHARING RETIREMENT PLAN:

     This card also constitutes the confidential voting instructions of the participants in the Marsh & McLennan Companies Stock Investment Plan and The Putnam Investments Profit Sharing Retirement Plan. By signing and returning this card, the undersigned directs the Trustees under each Plan to vote in person or by proxy all shares of stock of Marsh & McLennan Companies, Inc. (the "Company") allocated to the undersigned under said Plans upon all matters at the Annual Meeting of Stockholders of the Company on May 19, 2005 and at any adjournment thereof. Provided this card is received by May 13, 2005, voting rights will be exercised by the Trustees as directed or, if not specifically directed, FOR items 1, 2 and 3 and AGAINST items 4, 5 and 6 and, in their discretion, upon any other matters that may properly come before the meeting or any postponement thereof. Under the Plans, the Trustees shall vote all other shares in the same proportion as those shares for which it has received a signed instruction card. Participants in these plans cannot vote at the meeting and may only vote these shares as provided in this paragraph.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTIONS ARE MADE, THEY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6. IN THEIR DISCRETION THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT THEREOF.

+------------------------------------------------------------------------------+
|  Comments:                                                                   |
|           -----------------------------------------------------------------  |
|                                                                              |
|  --------------------------------------------------------------------------  |
|                                                                              |
|  --------------------------------------------------------------------------  |
|                                                                              |
--------------------------------------------------------------------------------

                        (If you noted any Comments above,
              please mark corresponding box on the reverse side.)

================================================================================